Dear Shareholder:



We cordially invite you to attend a special meeting of shareholders of the T. Rowe Price Global Bond Fund on Wednesday, October 25, 2000. The purpose of the meeting is to vote on a recommendation by the fund's Board of Directors that would merge the fund's assets into the T. Rowe Price International Bond Fund. The proxy contains detailed information on both funds. WE ASK YOU TO READ THE ENCLOSED INFORMATION CAREFULLY AND REGISTER YOUR VOTE.

The directors and management of the Global Bond Fund considered the following in making their recommendation:


   . Increased efficiency. Investor demand for a global bond investment vehicle has declined in recent years, and we do not anticipate a reversal of this trend anytime soon. The fund's size impairs the managers' ability to execute its investment strategy in the most efficient manner. Merging the fund's assets into the much larger international fund will result in greater economies of scale for the latter fund and also increase the managers' flexibility in carrying out the fund's investment program to meet its objective.

   . Lower expense ratio. The Global Bond Fund's expense ratio is higher than that of the International Bond Fund; as a shareholder in the latter fund, your investment will benefit from the lower expense ratio.

   . Similarities of the funds' investment programs. Both funds invest in a portfolio of non-U.S. bonds--a portfolio that is very similar for the two funds. However, the global fund also has significant holdings of U.S. bonds, and therefore is more broadly invested and has less exposure to foreign exchange fluctuations. As a result, the International Bond Fund does have a higher potential risk and reward profile. The weighted average maturity and credit quality of the two funds are very similar.

   . No tax consequences to shareholders. The transaction does not create any tax liabilities for you as a Global Bond Fund shareholder; the exchange of shares is tax-free. Your cost basis and holding periods carry over and apply to shares you hold in the International Bond Fund.

Your fund's managers and directors believe you will be better served over time by voting for the merger of assets. If these proposals are approved on October 25, the merger will take place a few days thereafter, and you will own shares of equal value in the International Bond Fund.
                                                                             GBF

We realize it may be difficult for you to attend the meeting to vote your shares. HOWEVER, WE NEED YOUR VOTE. YOU CAN VOTE BY MAIL, TELEPHONE, OR THROUGH THE INTERNET, AS EXPLAINED ON THE ENCLOSED CARD.

If you have any questions, please call us at 1-800-541-5910. YOUR VOTE IS EXTREMELY IMPORTANT.

Sincerely,






Martin G. Wade

Chairman of the Board

T. Rowe Price International, Inc.

                         T. Rowe Price Global Bond Fund

         (a series of the T. Rowe Price International Funds, Inc.)

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                                 T. Rowe Price Funds
                                                           100 East Pratt Street
                                                       Baltimore, Maryland 21202

                                                             Patricia B. Lippert
                                                                       Secretary

September 1, 2000


A special meeting of shareholders of the T. Rowe Price Global Bond Fund (the "Global Fund"), a series of the T. Rowe Price International Funds, Inc. (the "Company"), will be held on Wednesday, October 25, 2000, at 2:00 p.m., eastern time, at the Four Seasons Hotel, 2800 Pennsylvania Avenue, N.W., Washington, D.C. 20007. The following matters will be acted upon at that time:

1. To consider and act upon a proposal to approve or disapprove an Agreement and Plan of Reorganization ("Plan"). The Plan provides for the transfer of substantially all of the assets of Global Fund to T. Rowe Price International Bond Fund (the "International Bond Fund"), in exchange for shares of the International Bond Fund and the distribution of the International Bond Fund shares to the shareholders of the Global Fund in liquidation of Global Fund; and

2. To transact such other business as may properly come before the meeting and any adjournments thereof.

Only shareholders of record of common stock at the close of business on August 25, 2000, are entitled to notice of, and to vote at, this meeting or any adjournment thereof. THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THIS PROPOSAL.


PATRICIA B. LIPPERT

                            YOUR VOTE IS IMPORTANT
------------------------------------------------------------------------------

------------------------------------------------------------------------------
SHAREHOLDERS ARE URGED TO DESIGNATE THEIR CHOICES ON EACH OF THE MATTERS TO BE
ACTED UPON BY USING ONE OF THE FOLLOWING THREE METHODS:

1. VOTE BY INTERNET.

   .     Read the proxy statement.

   .     Go to the proxy voting link found on your proxy card.

   .     Enter the control number found on your proxy card.

   .     Follow the instructions using your proxy card as a guide.

2. VOTE BY TELEPHONE.

   .     Read the proxy statement.

   .     Call the toll-free number found on your proxy card.

   .     Enter the control number found on your proxy card.

   .    Follow the recorded instructions using your proxy card as a guide.

3. VOTE BY MAIL.

   .     Date, sign, and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States.



YOUR PROMPT RESPONSE WILL HELP ASSURE A QUORUM AT THE MEETING AND AVOID THE
ADDITIONAL EXPENSE OF FURTHER SOLICITATION.


------------------------------------------------------------------------------

                          Acquisition of the Assets of

                         T. ROWE PRICE GLOBAL BOND FUND
           (a series of the T. Rowe Price International Funds, Inc.)

                        By and In Exchange for Shares of

                     T. ROWE PRICE INTERNATIONAL BOND FUND
           (a series of the T. Rowe Price International Funds, Inc.)

              Special Meeting of Shareholders -- October 25, 2000


                                PROXY STATEMENT


This Combined Proxy Statement and Prospectus ("Statement") is furnished in connection with the solicitation of proxies by the Board of Directors of the T. Rowe Price International Funds, Inc. (the "Company") for use at a special meeting of shareholders of the T. Rowe Price Global Bond Fund (the "Global Fund") to be held on Wednesday, October 25, 2000, at which shareholders of Global Fund will be asked to approve or disapprove an Agreement and Plan of Reorganization dated September 1, 2000 (the "Plan"), between the Company on behalf of Global Fund and the Company on behalf of the T. Rowe Price International Bond Fund (the "International Bond Fund"), a separate series of the Company. A copy of the Plan is included as Exhibit A to this Statement. If you have any questions, please feel free to call us toll free, 1-800-541-5910.


The proposed Plan provides for the transfer of substantially all of the assets of Global Fund to the International Bond Fund in exchange for shares of the International Bond Fund and the distribution of the International Bond Fund shares received in the exchange to Global Fund shareholders in complete liquidation of Global Fund. Shareholders of Global Fund will receive International Bond Fund shares having an aggregate net asset value equal to the aggregate net asset value of the Global Fund shares on the business day immediately preceding the closing date of the reorganization.

The International Bond Fund seeks to provide high current income and capital appreciation by investing primarily in high-quality, nondollar-denominated bonds outside the U.S. The funds are generally managed in a similar manner except that the International Bond Fund experiences more volatility because it does not invest in the U.S. and is fully exposed to fluctuations in foreign currencies versus the U.S. dollar. See "Comparison of Investment Objectives, Policies, and Restrictions."

This Statement, dated September 1, 2000, sets forth concisely the information you should know about the International Bond Fund and the Plan before voting on the Plan and the transactions contemplated thereby. Please read this Statement and keep it for future reference. Further information about each fund is found in their prospectuses. Additional copies of each fund's prospectus are available at no cost by calling 1-800-541-5910; writing T. Rowe Price International Funds, Inc., 100 East Pratt Street, Baltimore, Maryland 21202; or visiting our website at www.troweprice.com. A Statement of Additional Information dated September 1, 2000, containing further information about the International Bond Fund and the Plan has been filed with the Securities and Exchange Commission and is available upon request without charge at the above address, or by calling 1-800-541-5910. The Statement of Additional Information and the Annual and Semiannual Reports of the Global and International Bond Funds are incorporated herein by reference. This Statement was first mailed to shareholders on or about September 1, 2000.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS COMBINED PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS



Summary. . . . . . . . . . . . . . . . .6

Reasons For the Reorganization. . . . . 12

Information About the Reorganization. . 13

Financial Statements. . . . . . . . . . 18


Comparison of Investment Objectives, Policies, and Restrictions 20

Additional Information About the Funds. 27

Further Information About Voting and the Special Meeting 28

General Information About the Funds. . .30

Transfer Agent and Custodian. . . . . . 31

Legal Matters. . . . . . . . . . . . . .31

Experts. . . . . . . . . . . . . . . . .31

Exhibit A - Agreement and Plan of Reorganization 32



No person has been authorized to give any information or to make any representations other than what is in this Statement or in the materials expressly incorporated herein by reference. Any such other information or representation should not be relied upon as having been authorized by T. Rowe Price International Funds, Inc.

                                    SUMMARY

The information contained in this summary is qualified by reference to the more detailed information appearing elsewhere in this Statement and the Plan, which is included as Exhibit A to this Statement.


What are shareholders being asked to vote on?


At a meeting held on July 18, 2000, the Board of the Company, including a majority of the independent directors, approved submitting the Plan to shareholders. The Plan provides for the transfer of substantially all the assets of Global Fund to the International Bond Fund in exchange for shares of the International Bond Fund. Following the transfer, the International Bond Fund shares received in the exchange will be distributed to shareholders of Global Fund in complete liquidation of Global Fund. As a result of the proposed transactions, each Global Fund shareholder will cease to be a shareholder of Global Fund and instead will become the owner of shares of the International Bond Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Global Fund shares determined on the business day preceding the closing date of the reorganization.


What vote is required to approve the Plan?


Approval of the Plan requires an affirmative vote of the lesser of (a) 67% or more of the fund's shares present at the meeting in person or by proxy or (b) a majority of the fund's outstanding shares. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL.


Will there be any tax consequences to Global Fund or its shareholders?

The reorganization is designed to have no adverse tax consequences to shareholders of Global Fund or to the Global Fund.

In the opinion of counsel to the Company, for federal income tax purposes:

   . no gain or loss will be recognized by Global Fund or its shareholders as a result of the reorganization,


   . the holding period and adjusted basis of the International Bond Fund shares received by a shareholder will be the same as the holding period and adjusted basis of the shareholder's shares of Global Fund, and

   . the holding period and adjusted basis of each asset of Global Fund in the hands of the International Bond Fund will be the same as the holding period and adjusted basis of the asset in the hands of Global Fund immediately prior to the reorganization. See "Information About the Reorganization - Tax Considerations."

What are the investment objectives and policies of Global Fund and the International Bond Fund?


The Global Fund seeks high current income and, secondarily, capital appreciation and protection of principal by investing primarily in high-quality foreign and U.S. government bonds. The International Bond Fund seeks to provide high current income and capital appreciation by investing primarily in high-quality, nondollar-denominated bonds outside the U.S. The investment policies and restrictions of Global Fund and the International Bond Fund are similar in certain respects; however, Global Fund's weighted average maturity is likely to average around five to seven years while the International Bond Fund expects to maintain an intermediate to long weighted average maturity. Both Funds have wide flexibility in purchasing and selling currencies and engaging in currency hedging transactions. However, while Global Fund may actively manage currency risk in an effort to reduce the negative impact of a strong dollar, the International Bond Fund is normally heavily exposed to foreign currencies, so that changes in currency exchange rates are likely to play a larger role in the International Bond Fund's performance. Each fund invests primarily in high quality bonds, although the International Bond Fund must invest at least 65% of its total assets in foreign bonds while Global Fund may invest in bonds issued or guaranteed by the U.S. or foreign governments. There are other differences which fund shareholders should consider. See "Comparison of Investment Objectives, Policies, and Restrictions."


What are the management arrangements?

The Global Fund and the International Bond Fund are advised and managed by T. Rowe Price International, Inc. ("Price International"), 100 East Pratt Street, Baltimore, Maryland 21202.


Price International is responsible for selection and management of Global Fund's and the International Bond Fund's portfolio investments. Each fund has an Investment Advisory Group that has day-to-day responsibility for managing the portfolio and developing and executing each fund's investment program. The advisory group for each fund consists of Michael Conelius and Christopher Rothery.

Michael Conelius, a vice president of Price International, joined Rowe Price-Fleming International, Inc. in 1995. Prior to that, he had been with T. Rowe Price Associates, Inc. since 1988.

Christopher Rothery, a vice president of Price International, joined RPFI in 1994 and has 12 years of experience managing multicurrency fixed income portfolios. Before joining Rowe Price-Fleming International, Inc., he had worked with Fleming International Fixed Income Management Limited since 1987.

Price International was incorporated in 2000 and is the successor to Rowe Price-Fleming International, Inc. ("RPFI"), the former investment manager of the funds. RPFI began operations in 1979 and was 50% owned by Robert Fleming Holdings Limited and 50% by T. Rowe Price Associates, Inc. ("T. Rowe Price"). On August 8, 2000, T. Rowe Price became the sole owner of RPFI and renamed the company T. Rowe Price International, Inc. As a result of this transaction, shareholders of International Bond Fund will be asked to vote on whether to approve a new Investment Management Agreement with Price International at a meeting to be held on or about October 25, 2000. If shareholders of Global Fund approve the Plan, there will be no need for them to vote on a new Investment Management Agreement with Price International. If shareholders of Global Fund do not approve the Plan, it is currently intended that they will be asked to approve a new Investment Management Agreement with Price International at a later date.


Fees and Expenses

Set forth below are the fees and expenses of the funds based on June 30, 2000 average net assets and pro forma fees and expenses, assuming the transaction takes place as scheduled. The principal reason that the operating expenses of the International Bond Fund are lower than that of the Global Fund is that the International Bond Fund is much larger in size and able to spread fixed expenses over a larger asset base.


 Table 1  Fees and Expenses of the Funds
                                       Annual fund operating expense
                               (expenses that are deducted from fund assets)

                                              Total annual    Fee waiver/
         Fund          Management   Other    fund operating     expense       Net
 ----------------------   fee      expenses     expenses     reimbursement  expenses  -----

  Global/a/              0.67%      0.85%        1.52%          (0.52)%      1.00%
                       ---------------------------------------------------------------
  International Bond     0.67       0.23         0.90              --        0.90
                       ---------------------------------------------------------------
  Pro Forma
  Combined-International 0.67       0.23         0.90              --        0.90
  Bond
 ------------------------------------------------------------------------------------------





 /a/
   Effective January 1, 1999, Price International contractually obligated itself to waive any fees and bear any expenses through December 31, 2000, to the extent such fees or expenses would cause the Global Fund's ratio of expenses to average net assets to exceed 1.00%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to Price International whenever the Global Fund's expense ratio is below 1.00%; however, no reimbursement will be made after December 31, 2002, or if it would result in the expense ratio exceeding 1.00%. Any amounts reimbursed have the effect of increasing fees otherwise paid by the Global Fund.

EXAMPLE. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in these funds with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitation of the Global Fund currently in place is not renewed, you invest $10,000, earn a 5% annual return, and hold the investment for the following periods and then redeem:


         Fund          1 year  3 years  5 years  10 years
 ---------------------------------------------------------------
  Global                $102    $429     $780     $1,768
                       ------------------------------------
  International Bond      92     287      498      1,108
                       ------------------------------------
  Pro Forma
  Combined-International  92     287      498      1,108
  Bond
 ---------------------------------------------------------------





The investment management fees paid by the International Bond Fund and Global Fund to Price International are structured in the same manner (they include a group fee and an individual fee) and paid at the same rate.

For the year ended June 30, 2000, the group fee rate and total combined management fee rate for both the International Bond Fund and Global Fund were 0.32% and 0.67%, respectively. The fund's calculate and accrue the fee daily.


                                  Risk Factors


What are the main risks of investing in these funds and how do they differ?

The risk profile of the funds varies with the types of bonds they purchase, their degree of currency exposure, and whether they invest in developed markets, emerging markets, or both.


   . INTEREST RATE RISK This risk refers to the decline in bond prices that accompanies a rise in the overall level of interest rates. (Bond prices and interest rates move in opposite directions.) Because prices of long-term bonds are more sensitive to interest rate changes than prices of short-term bonds, the funds have greater interest rate risk than short-term bond funds. The International Bond Fund could have more interest rate sensitivity than the Global Fund, because it may target a longer weighted average maturity. Each fund has wide discretion in purchasing bonds of differing maturities.

   . CREDIT RISK This is a chance that a fund's holding will have its credit downgraded or will default (the failure of an issuer to make timely payments of interest or principal), potentially reducing the fund's share price and income level. Each fund invests primarily in high quality securities. The Global Fund may invest primarily in either foreign and U.S. government bonds while the International Bond Fund may invest primarily in nondollar-denominated bonds outside the U.S. Each fund may also invest up to 20% of its assets in below-investment grade, high risk bonds. The International Bond Fund may invest up to 20% of its assets in dollar-denominated foreign bonds such as Brady and other emerging market bonds.

   . NONDIVERSIFIED RISK This risk is essentially the same for each fund.
     Because they are nondiversified, each fund can invest more of its assets in a smaller number of issuers than diversified funds. This could result in greater potential losses than funds investing in a broader variety of issues.

   . CURRENCY RISK This is the risk of a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on each fund's holdings can be significant and long lasting, depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. We may actively manage currency risk in Global Fund in an effort to reduce the negative impact of a strong dollar. However, the International Bond Fund is normally heavily exposed to foreign currencies, so that changes in currency exchange rates are likely to play a larger role in fund performance. Currency trends are unpredictable, and to the extent each fund purchases and sells currencies, it will also be subject to the risk that its trading strategies, including efforts at hedging, will not succeed. Furthermore, hedging costs can be significant and reduce fund net asset value.

   . EMERGING MARKET RISK This risk is essentially the same for each fund. The funds' investments in emerging markets are subject to abrupt and severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. These economies are less well developed and can be overly reliant on particular industries and more vulnerable to the ebb and flow of international trade and capital, trade barriers, and other protectionist or retaliatory measures. Some countries have legacies of hyperinflation and currency devaluations versus the dollar (which adversely affects returns to U.S. investors). Significant devaluations have occurred in recent years in Russia, Brazil, and other Asian and Latin American nations. Governments of some emerging market countries have defaulted on their bonds and investors in this sector must be prepared for similar events in the future.


What are some of the other risks of foreign investing?

Other risks result from the varying stages of economic and political development of foreign countries, the differing regulatory environments, trading days, and accounting standards of non-U.S. markets, and higher transaction costs. Government interference in capital markets, such as capital or currency controls, nationalization of companies or industries, expropriation of assets, or imposition of punitive taxes would also hurt the funds.

To the extent the funds use derivatives, they may be exposed to additional volatility and potential losses.

There are additional differences in the investment programs of the funds which fund shareholders should consider. See "Risk Factors" and "Comparison of Investment Objectives, Policies, and Restrictions."

Each fund's share price may decline; so when shareholders sell their shares, they may lose money.


What are the procedures for purchasing, redeeming, and pricing shares?

Shares of Global Fund and the International Bond Fund are sold on a continuous basis. Shares of the funds are sold at their net asset value without a sales charge. Each fund requires a minimum initial investment of $2,500 ($1,000 for retirement plans). These minimums will not apply in connection with the reorganization transaction. The minimum subsequent investment is generally $100 ($50 for retirement plans).

Redemption and exchange rights of the funds are identical. Shares of the funds may be redeemed at their respective net asset values; however, if, in any 90-day period, a shareholder redeems (sells) more than $250,000, or the sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.


The funds' procedures for pricing their shares are identical. Fund share prices are calculated at the close of the New York Stock Exchange (normally 4:00 p.m.
ET) each day the exchange is open. To calculate the NAV, each fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding.

Trading in the portfolio securities of each fund may take place in various foreign markets on certain days (such as Saturday) when the funds are not open for business and do not calculate their net asset values. The net asset value of each fund's shares may change on days when shareholders will not be able to purchase or redeem a fund's shares.


What are the funds' policies on dividends and distributions?


The funds' policies on dividends and distributions are identical. Each fund has a policy of distributing all of its net investment income and realized capital gains to its respective shareholders. Dividends from net investment income for each fund are declared daily and paid monthly.

Distributions from net capital gains, if any, are usually declared and paid in December. Dividends and capital gain distributions are reinvested in additional shares, unless the shareholder selects another option on the New Account Form. The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long a fund shareholder held shares in the fund.

The reorganization is designed to have no adverse tax consequences to the funds or their shareholders. Of course, fund shareholders who sell their shares may have a capital gain or loss. And, dividends and other distributions from the funds are also taxable. The funds follow the same policies on reporting tax information to their shareholders and the IRS.


                         REASONS FOR THE REORGANIZATION


Reasons for the Reorganization and Liquidation


The Company's Board of Directors, including a majority of the independent directors, has determined that the proposed transaction is in the best interests of the shareholders of Global Fund and the International Bond Fund and that the interests of shareholders of Global Fund and the International Bond Fund will not be diluted as a result of the proposed transaction.

The Directors of the Company believe the transaction is in the best interests of the funds for the following reasons:


   SHRINKING ASSETS. The assets of Global Fund have been shrinking over the last four years and there is no sign this trend will reverse itself. The Global Fund's net assets as of December 31, 1996 were $56 million and as of December 31, 1999 were, $32 million. The shareholder base has similarly shrunk from approximately 4,594 to 3,686.

   IMPACT ON INVESTMENT PROGRAM. If the described trends continue, the shrinking assets of Global Fund will affect the ability of Global Fund's manager, Price International, to optimize Global Fund's investment program. The Global Fund needs to be larger to take full advantage of diversification and yield opportunities in the market. The assets received by International Bond Fund will be consistent with its investment program.

   IMPACT ON EXPENSE RATIO. The continued decrease in Global Fund's assets has caused Global Fund's actual expense ratio to remain relatively high. While Global Fund's expense cap has effectively muted any impact on shareholders, there is no requirement for Price International to maintain the expense cap indefinitely and little opportunity for Global Fund's expenses to fall below the cap. The International Bond Fund's expense ratio is lower than Global Fund's. Therefore, shareholders of Global Fund will experience a lower expense ratio if the reorganization is approved.

   INTERNATIONAL BOND FUND'S INVESTMENT PROGRAM. The investment program of International Bond Fund differs from that of Global Fund, in that the International Bond Fund invests primarily in bonds outside the U.S., and has a less active currency hedging program and therefore a more volatile risk/return ratio. However, the investment program of International Bond Fund will provide shareholders seeking to invest in high quality foreign bonds with a long-term, viable investment opportunity.

   TAX-FREE REORGANIZATION. The merger permits Global Fund shareholders to defer recognition of gain or loss on their investment. The merger permits the International Bond Fund to receive assets from the Global Fund that have the same holding period and tax basis as the assets had while in the hands of Global Fund.


   NO DILUTION. The assets of Global Fund will be transferred to International Bond Fund at their fair market value on the valuation date of the transaction. Shares of International Bond Fund equal in value to the assets will be received in exchange. Expenses of the transaction, other than brokerage, interest, taxes and extraordinary items, will be borne by Price International. These items will be borne by the fund that incurs them.Therefore, shareholders of the funds will not be diluted as a result of the transaction.

The Board of Directors based its decision to approve the Plan on an inquiry into a number of factors, including the following:

     (1)
       the relative past growth in assets and investment performance and future prospects of the funds and similar funds;

     (2)the expense ratios of each fund and the impact of the proposed transaction on them;

     (3)the tax-free nature of the reorganization to the funds and their shareholders;

     (4)the compatibility of the investment objectives, policies, and restrictions of the funds; and

     (5)
the comparative investment performance of the funds.


If the Plan is not approved by Global Fund shareholders, the Company's Board of Directors may consider other appropriate action, such as the liquidation of Global Fund or a merger or other business combination with an investment company other than International Bond Fund. Such other actions may require shareholder approval.


                      INFORMATION ABOUT THE REORGANIZATION

The following summary of the terms and conditions of the Plan is qualified by reference to the Plan, which is included as Exhibit A to this Statement.

Plan of Reorganization

If the shareholders of Global Fund approve the Plan, the reorganization of Global Fund will be consummated on or about November 1, 2000, or such other date as is agreed to by Global Fund and International Bond Fund (the "Closing Date"). The parties may postpone the Closing Date until a later date on which all of the conditions to the obligations of each of the parties under the Plan are satisfied, provided that the Plan may be terminated by either party if the Closing Date does not occur on or before January 31, 2001. See "Conditions to Closing" below.

On the Closing Date, Global Fund will transfer substantially all of its assets to International Bond Fund in exchange for shares of the International Bond Fund having an aggregate net asset value equal to the aggregate value of the assets so transferred as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Closing Date (the "Valuation Date"). The International Bond Fund will not assume or otherwise be responsible for any liabilities of Global Fund. The number of International Bond Fund shares issued in the exchange will be determined by dividing the aggregate value of the assets of Global Fund transferred (computed in accordance with the policies and procedures set forth in the current Prospectus of the International Bond Fund, subject to review and approval by Global Fund) by the net asset value per share of the International Bond Fund as of the close of regular trading on the Valuation Date. While it is not possible to determine the exact exchange ratio until the Valuation Date, due to, among other matters, market fluctuations and differences in the relative performances of Global Fund and the International Bond Fund, if the Valuation Date had been June 30, 2000, shareholders of Global Fund would have received 1.034 shares of the International Bond Fund for each fund share held.


As soon as practicable after the Closing Date, Global Fund will distribute, in liquidation of Global Fund, pro rata to its shareholders of record as of the close of business on the Valuation Date, the full and fractional shares of the International Bond Fund received in the exchange. The Global Fund will accomplish this distribution by transferring the International Bond Fund shares then credited to the account of Global Fund on the books of the International Bond Fund to open accounts on the share records of the International Bond Fund in the names of Global Fund's shareholders, and representing the respective pro rata number of International Bond Fund shares due such shareholders. All issued and outstanding shares of Global Fund will be simultaneously cancelled on the books of the Company.

The Global Fund was closed to investments in new accounts at 4:00 p.m. on July 18, 2000 and will be closed to existing accounts by September 1, 2000.

The stock transfer books of the Company with respect to Global Fund will be permanently closed as of the close of business on the Valuation Date. The Global Fund will only accept redemption requests received prior to the close of regular trading on the New York Stock Exchange on the Valuation Date. Redemption requests received thereafter will be deemed to be requests for redemption of the International Bond Fund shares to be distributed to fund shareholders pursuant to the Plan.


The Plan provides that after the Closing Date the Global Fund will pay or make provision for all its liabilities and distribute all of its remaining assets, if any, to its former shareholders.


Conditions to Closing

The obligation of Global Fund to transfer its assets to the International Bond Fund pursuant to the Plan is subject to the satisfaction of certain conditions precedent, including performance by the International Bond Fund in all material respects of its agreements and undertakings under the Plan, receipt of certain documents from the International Bond Fund, receipt of an opinion of counsel to the International Bond Fund and approval of the Plan by the shareholders of Global Fund as described above. The obligation of the International Bond Fund to consummate the reorganization is subject to the satisfaction of certain conditions precedent, including performance by Global Fund of its agreements and undertakings under the Plan, receipt of certain documents and financial statements from Global Fund and receipt of an opinion of counsel to Global Fund.


The consummation of the proposed transaction is subject to a number of conditions set forth in the Plan, some of which may be waived by the Board of Directors of the Company. The Plan may be terminated and the proposed transaction abandoned at any time, before or after approval by the shareholders of Global Fund, prior to the Closing Date. In addition, the Plan may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the meeting of shareholders of Global Fund that would detrimentally affect the value of International Bond Fund's shares to be distributed.


Expenses of Reorganization


Price International is responsible for the payment of all expenses the funds incurred in connection with the reorganization, other than taxes, interest, brokerage or extraordinary items. These items will be borne by the fund that incurs them.


Tax Considerations


The reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), with no gain or loss recognized as a consequence of the reorganization by the

International Bond Fund and the Global Fund or its shareholders. The consummation of the transactions contemplated under the Plan is conditioned upon receipt of an opinion from Swidler Berlin Shereff Friedman, LLP, counsel to the Company, to the effect that, on the basis of certain representations of fact by officers of Global Fund and International Bond Fund, the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

   . no gain or loss will be recognized by Global Fund on the transfer of its assets to the International Bond Fund solely in exchange for shares of the International Bond Fund and no gain or loss will be recognized by Global Fund on the distribution of shares received pursuant to the Plan to shareholders of Global Fund in complete liquidation of Global Fund;

   . no gain or loss will be recognized by the International Bond Fund on the receipt of the assets of Global Fund solely in exchange for the International Bond Fund shares;

   . the adjusted basis of each asset of Global Fund in the hands of the International Bond Fund will be the same as the adjusted basis of such asset in the hands of Global Fund immediately prior to the transaction;

   . the holding period of each asset of Global Fund in the hands of the International Bond Fund will include the holding period of such asset in the hands of Global Fund immediately prior to the transaction;

   . no gain or loss will be recognized by fund shareholders upon the receipt of the International Bond Fund shares (including fractional shares) solely in exchange for shares of Global Fund;

   . the adjusted basis of the International Bond Fund shares received by each fund shareholder (including fractional shares) will be the same as the adjusted basis of Global Fund shares surrendered in exchange therefore; and

   . the holding period of the International Bond Fund shares (including fractional shares) received by each fund shareholder will include the holding period of Global Fund shares surrendered in exchange therefore, provided that such shares were held as a capital asset in the hands of the Global Fund shareholder on the date of the exchange.

It is anticipated that at the date of the reorganization, both Global Fund and International Bond Fund will have tax basis net capital losses available to offset future tax basis net capital gains. Applicable provisions of the Internal Revenue Code may limit the ability of International Bond Fund to use such losses to offset future gains, or may extend the period during which such offset would otherwise have occurred.

Shareholders should recognize that an opinion of counsel is not binding on the Internal Revenue Service (the "IRS") or on any court. The Company does not expect to obtain a ruling from the IRS regarding the consequences of the reorganization. Accordingly, if the IRS sought to challenge the tax treatment of the reorganization and was successful, neither of which is anticipated, the reorganization would be treated as a taxable sale of assets of Global Fund, followed by the taxable liquidation of Global Fund.


Description of International Bond Fund Shares

Full and fractional shares of the International Bond Fund will be issued to shareholders of Global Fund in accordance with the procedures under the Plan as described above. Each International Bond Fund share will be fully paid and nonassessable when issued, will have no preemptive or conversion rights and will be transferrable on the books of the Company. Ownership of International Bond Fund shares by former shareholders of Global Fund will be recorded electronically and the Company will issue a confirmation to such shareholders relating to those shares acquired as a result of the reorganization. After the reorganization, former shareholders of Global Fund who were eligible to participate in the dividend reinvestment program, the automatic withdrawal plan or the automatic investment plan will automatically become participants in the corresponding programs offered in respect of the International Bond Fund.

The voting rights of Global Fund and International Bond Fund are the same. As shareholders of the International Bond Fund, former shareholders of Global Fund will have the same voting rights with respect to the International Bond Fund and the Company as they currently have with respect to Global Fund and the Company. The Company does not routinely hold annual meetings of shareholders.


Capitalization


The following table shows the unaudited capitalization of Global Fund and the International Bond Fund as of June 30, 2000, and on a pro forma basis as of that date giving effect to the proposed acquisition of Global Fund assets. The actual net assets of Global Fund and the International Bond Fund on the Valuation Date will differ due to fluctuations in net asset values, subsequent purchases and redemptions of shares.


                         Net Assets  Net Asset Value        Shares
          Fund            (000's)       Per Share     Outstanding (000's)
 ------------------------                                                  -----

  Global                  $ 26,987        $8.96              3,013
                         --------------------------------------------------
  International Bond       708,767         8.66             81,817
                         --------------------------------------------------
  Pro Forma                735,754         8.66             84,933
  Combined-International
  Bond
 -------------------------------------------------------------------------------

Other Matters

To the extent permitted by law, the Plan may be amended without shareholder approval by the Board of Directors of the Company; and the Company may waive without shareholder approval any default by Global Fund or International Bond Fund or the failure to satisfy any of the conditions of their obligations, provided that no such amendment or waiver may be made if it would adversely affect shareholders of Global Fund or the International Bond Fund. The Plan may be terminated and the reorganization abandoned at any time before or, to the extent permitted by law, after the approval of shareholders of Global Fund by action of the Board of Directors of the Company. The Company may, at its election, terminate the Plan in the event that the reorganization has not closed on or before January 31, 2001.


                              FINANCIAL STATEMENTS

The audited financial statements of the International Bond Fund and Global Fund for the year ended December 31, 1999 are incorporated by reference in this Statement.The unaudited financial statements of the International Bond Fund and Global Fund contained in the Semiannual Report dated June 30, 2000 are also incorporated by reference herein. The International Funds-Foreign Bond prospectus also contains financial highlights for the International Bond Fund and Global Fund for the fiscal year ended December 31, 1999, as shown below:

 Table 2  Financial Highlights
                                        Year ended December 31
 Global                   1995       1996       1997       1998        1999
-------------------------------------------------------------------------------------

 Net asset value,
 beginning of period    $  9.22    $ 10.26    $ 10.35    $  9.90    $ 10.51
 Income From Investment Operations
 Net investment income    0.59/a/    0.56/a/    0.54/a/    0.53/c/    0.41/c/
                        --------------------------------------------------------
 Net gains or losses
 on securities (both
 realized and              1.04       0.09      (0.39)      0.61      (1.10)
 unrealized)
                        --------------------------------------------------------
 Total from investment
 operations                1.63       0.65       0.15       1.14      (0.69)
 Less Distributions
 Dividends (from net      (0.59)     (0.56)     (0.49)     (0.53)     (0.32)
 investment income)
                        --------------------------------------------------------
 Distributions (from         --         --      (0.11)        --      (0.11)
 capital gains)
                        --------------------------------------------------------
 Returns of capital          --         --         --         --      (0.10)
                        --------------------------------------------------------
 Total distributions      (0.59)     (0.56)     (0.60)     (0.53)     (0.53)
                        --------------------------------------------------------
 Net asset value,       $ 10.26    $ 10.35    $  9.90    $ 10.51    $  9.29
 end of period
                        --------------------------------------------------------
 Total return             18.13%/a/   6.59%/a/   1.61%/a/  11.93%/c/  (6.69)%/c/
 Ratios/Supplemental Data
 Net assets, end of     $28,207    $55,869    $44,069    $41,926    $32,336
 period (in thousands)
                        --------------------------------------------------------
 Ratio of expenses to      1.20%/a/   1.20%/a/   1.20%/a/   1.00%/c/   1.00%/c/
 average net assets
                        --------------------------------------------------------
 Ratio of net income       6.08%/a/   5.48%/a/   5.38%/a/   5.29%/c/   4.23%/c/
 to average net assets
                        --------------------------------------------------------
 Portfolio turnover       290.7%     262.6%/b/  153.2%     136.2%     123.1%
 rate
-------------------------------------------------------------------------------------



 /a/
  Excludes expenses in excess of a 1.20% voluntary expense limitation in effect through December 31, 1997.

 /b/Excludes the effect of the acquisition of the assets of the T. Rowe Price
  Short-Term Global Income Fund on November 1, 1996.

 /c/
  Excludes expenses in excess of a 1.00% voluntary expense limitation in effect through December 31, 2000.

 Table 2  Financial Highlights (continued)
                                      Year ended December 31
 International Bond         1995     1996      1997     1998      1999
-------------------------------------------------------------------------------

 Net asset value,
 beginning of period       $ 9.34   $10.46   $10.46    $ 9.58   $10.46
 Income From Investment Operations
 Net investment income       0.62     0.60     0.54      0.51     0.37
                           -----------------------------------------------
 Net gains or losses on
 securities (both            1.24     0.11    (0.87)     0.88    (1.18)
 realized and unrealized)
                           -----------------------------------------------
 Total from investment
 operations                  1.86     0.71    (0.33)     1.39    (0.81)
 Less Distributions
 Dividends (from net        (0.62)   (0.60)   (0.46)    (0.51)   (0.33)
 investment income)
                           -----------------------------------------------
 Distributions (from        (0.12)   (0.11)   (0.09)       --    (0.11)
 capital gains)
                           -----------------------------------------------
 Returns of capital            --       --       --        --    (0.05)
                           -----------------------------------------------
 Total distributions        (0.74)   (0.71)   (0.55)    (0.51)   (0.49)
                           -----------------------------------------------
 Net asset value,          $10.46   $10.46   $ 9.58    $10.46   $ 9.16
 end of period
                           -----------------------------------------------
 Total return               20.30%    7.13%   (3.17)%   15.03%   (7.86)%
 Ratios/Supplemental Data
 Net assets, end of        $1,016   $  969   $  826    $  926   $  779
 period (in millions)
                           -----------------------------------------------
 Ratio of expenses to        0.90%    0.87%    0.86 %    0.88%    0.90 %
 average net assets
                           -----------------------------------------------
 Ratio of net income to      6.10%    5.86%    5.38 %    5.19%    3.93 %
 average net assets
                           -----------------------------------------------
 Portfolio turnover rate    237.1%   234.0%   155.9 %   128.9%    94.9 %
-------------------------------------------------------------------------------



        COMPARISON OF INVESTMENT OBJECTIVES, POLICIES, AND RESTRICTIONS


The investment objective, policies, and restrictions of the International Bond Fund are described in greater detail in the International Funds-Foreign Bond Funds' prospectus.


Investment Policies and Objectives

In seeking to achieve their respective investment objectives, the International Bond Fund and Global Fund are guided by similar but different investment policies and restrictions which should be considered by the shareholders of Global Fund. Unless otherwise specified, the investment policies and restrictions of the International Bond Fund and Global Fund described below may be changed without shareholder approval. Fundamental policies may not be changed without the approval of the lesser of (i) 67% of a fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of a fund's outstanding shares.


   . GLOBAL FUND. The Global Fund's objective is to seek high current income and, secondarily, capital appreciation and protection of principal by investing primarily in high-quality foreign and U.S. government bonds.

The Global Fund will normally invest at least 65% of its total assets in high-quality bonds issued or guaranteed by the U.S. or foreign governments or their agencies and by foreign authorities, provinces, and municipalities. Corporate bonds may also be purchased. The Global Fund may invest up to 20% of total assets in below-investment-grade, high-risk bonds. These may include emerging market bonds and bonds in default or with the lowest credit rating.

To reduce the effect of interest rate changes on Global Fund's share price, the weighed average maturity of the portfolio is likely to average around five to seven years, although this may vary according to our interest rate outlook. The Global Fund may also hold securities with maturities longer or shorter than five or seven years. The Global Fund has wide flexibility to purchase and sell currencies in an effort to profit from currency trends and reduce the impact of currency fluctuations on the share price.

Investment decisions are based on fundamental market factors, such as yield and credit quality differences among bonds as well as demand and supply trends and currency values. The Global Fund generally invests in countries where the combination of fixed income returns and currency exchange rates appears attractive, or, if the currency trend is unfavorable, where Price International believes the currency risk can be minimized through hedging. The Global Fund sells holdings for a variety of reasons, such as to adjust a portfolio's maturity or quality, to shift assets into higher-yielding securities, or to alter geographic or currency exposure.


   . INTERNATIONAL BOND FUND. International Bond Fund's objective is to provide high current income and capital appreciation by investing primarily in high-quality, nondollar-denominated bonds outside the U.S.

The International Bond Fund will normally invest at least 65% of its total assets in high-quality (AA or better) foreign bonds but may invest up to 20% of assets in below-investment-grade, high-risk bonds including those in default or with the lowest rating. Up to 20% of assets may be invested in dollar-denominated foreign bonds such as Brady and other emerging market bonds.

Although Price International expects to maintain an intermediate to long weighted average maturity, there are no maturity restrictions on the overall portfolio or on individual securities. Like the Global Fund, the International Bond Fund has wide flexibility to purchase and sell currencies and engage in hedging transactions. However, Price International normally does not attempt to cushion the impact of foreign currency fluctuations on the dollar. Therefore, the International Bond Fund is likely to be heavily exposed to foreign currencies.

The general decision-making process for buying and selling currencies is the same as for Global Fund as described on the previous page.

Each fund is considered "non-diversified" for purposes of the Investment Company Act.


What other kinds of securities can the funds invest in?

The Global Fund and International Bond Fund invest primarily in high-quality securities to reduce credit risk. However, each may also invest a portion of assets in high-risk securities in an effort to enhance performance. Each fund ordinarily invests in the securities of at least three countries; however, they may invest in the securities of one country, including the U.S., for temporary defensive purposes.


How does currency fluctuation affect the performance of the funds?

Fluctuating currencies can have either a positive or negative impact on all international and global funds regardless of the credit quality of their holdings. U.S. shareholders benefit when foreign currencies appreciate against the dollar and are injured when foreign currencies lose value against the dollar.

Price International can actively manage the currency risk in Global Fund in an effort to reduce the negative impact of a strong dollar. However, the International Bond Fund is normally heavily exposed to foreign currencies, so that changes in currency exchange rates are likely to play a larger role in its performance. A strong dollar normally has a negative effect on the returns of the International Bond Fund.


Investment Restrictions

Except as previously discussed, the investment restrictions of the funds are the same, with the exception of the funds' fundamental policy on industry concentration. Neither fund will purchase the securities of any issuer if, as a result, more than 25% of the value of the fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that the International Bond Fund will normally concentrate 25% or more of its assets in securities of the banking industry when the fund's position in issues maturing in one year or less equals 35% or more of the fund's total assets.

What kinds of securities can the funds invest in?

Each fund may invest in a wide variety of fixed income securities, Brady bonds, hybrid instruments, private placements, loan participations and assignments and high-yield/high-risk securities. Additionally, the funds may engage in different types of management practices, including: foreign currency transactions, borrowing money and transferring assets, futures and options, lending of portfolio securities and when-issued securities and forward commitment contracts.


How has each fund performed?

The bar charts showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and over time. Fund past performance is no guarantee of future returns.

The funds can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted in the charts.

 LOGO                    LOGO


 The Global Fund's
 total return for the    The International Bond Fund's total return for the six
 six months ended        months ended 6/30/00 was -3.27%.
 6/30/00 was -1.14%.

 Table 3  Average Annual Total Returns
                                           Periods ended
                                         December 31, 1999
                                                     Shorter of
                                                     10 years or     Inception
                                  1 year  5 years  since inception     date
 ---------------------------------
  Global Fund                     -6.69%   5.97%        5.76%        12/31/90
  J.P. Morgan Global Bond Index
  Plus                            -4.49    6.87           --
  J.P. Morgan Global Gov't. Bond
  Index (unhedged)                -5.08    6.69         7.38
  Lipper Global Income Funds
  Average                         -2.43    6.36         6.01

  International Bond Fund         -7.86%   5.75%        8.10%         9/10/86
  J.P. Morgan Non- U.S. Index
  Plus                            -5.26    6.69           --
  J.P. Morgan Non- U.S. Dollar
  Gov't. Bond Index               -6.17    6.37         8.34
  Lipper International Income     -4.60    6.45         6.51
  Funds Average
 ------------------------------------------------------------------------------


 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.


1999 Performance of Global Fund


The following information is excerpted from Global Fund's annual report dated December 31, 1999. Additional and more recent information about the fund's performance is set forth in its semiannual report dated June 30, 2000.

Despite a modest [positive] total return in the six months ended December 31, performance was negative for 1999, as it was for most other high-quality, long-term bond funds. Rising interest rates and falling bond prices, especially in the U.S. and Europe, and the decline of the euro hurt performance. Results for both periods lagged the benchmark. Our overweighted position in the euro and longer duration were primarily responsible for this shortfall in the first half of the year. (Duration measures a bond fund's sensitivity to interest rates. For example, the share price of a fund with a duration of six years will rise about 6% in response to a one-percentage-point decline in rates, and fall about 6% in response to an equivalent increase in rates.) Late in the first half, we reduced duration to a neutral posture in our U.S. and European holdings, and also trimmed euro exposure. We underperformed in the second half principally because we were underweighted in Japanese bonds and in the strong yen. Our cautious stance in Japan has yet to be rewarded. Overall, we continued to reduce duration, from 5.9 years six months ago to 5.4 years at the end of the period.

Total euro exposure-our largest single currency position-was up slightly from June 30 at 36.6%. This represents a modest overweighting versus the index, and we intend to maintain this posture because we expect the euro to strengthen. A supply-and-demand imbalance caused long-term U.K. bonds to rally, pushing yields down toward 4%-compared with nearly 6.5% for long-term U.S. Treasuries. We consider U.K. long bonds extremely overvalued at this level.


Although government bonds outside Japan performed poorly all year, most of the price erosion occurred in the first half before official rates were raised. Nonetheless, nongovernment bonds, including investment-grade corporates and especially high-yield bonds, fared better than government debt. Both these sectors were eclipsed by emerging market bonds, which rallied along with the global economy. Stronger world growth means higher revenues for emerging market governments and corporations. Your fund's 13% exposure to high-yield and emerging market debt combined (the rewarding European high-yield sector included) partially offset the negative contributions discussed earlier. Average credit quality remained high at AA+.

Australian bond allocations were cut back after the market outperformed. However, we maintained a slight overweight position in the Canadian dollar. Your fund also benefited from a trade in South African bonds. Markets in all three countries were aided by the rebound in commodity prices. We also had a 2% allocation to Greece that performed well as investors anticipated that country's entry into the EMU in 2001.


Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the Global Fund over the past 10 fiscal year periods. The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

LOGO

1999 Performance of International Bond Fund


The following information is excerpted from International Bond Fund's annual report dated December 31, 1999. Additional and more recent information about the fund's performance is set forth in its semiannual report dated June 30, 2000.

The poor performance of high-quality foreign bonds in 1999 was reflected in fund performance. Though the fund posted a small positive return in the second half-thanks to coupon income-total return for the year remained in the red. Improving economies around the world drove interest rates up and bond prices down. Bonds denominated in the new euro fell even more sharply for U.S. investors because of the dollar's strength. Performance in both periods lagged the benchmark. In the first half, our larger position in the euro compared with the benchmark, along with the fund's longer duration, caused the shortfall. (Duration measures a bond fund's sensitivity to interest rates. For example, the share price of a fund with a duration of six years will rise about 6% in response to a one-percentage-point decline in rates, and fall about 6% in response to an equivalent increase in rates.) In the second quarter, we reduced duration to a neutral posture for European bonds, and we also modestly trimmed euro exposure. The fund's second half underperformance is attributable to our underweighting in Japanese bonds and, especially, the yen, which was quite strong. We have been cautious on Japan for some time, but this stance has not benefited the fund to date. Duration was reduced even further in the second half, from 5.9 years on June 30 to 5.2 years at the end of the year.

The fund is run in similar fashion to the Global Fund, with the exception that the International Bond Fund does not invest in the U.S. and does not attempt, for the most part, to hedge against currency risk. Indeed, one reason for choosing the International Bond Fund over the Global Fund is to protect a portion of your assets from possible weakness in the U.S. dollar. This strategy did not reward investors in 1999.

Exposure to the euro remained little changed from six months ago at 54.5%. We will maintain this slightly overweighted position versus the index because we consider the euro significantly undervalued and expect it to rise from these levels. U.K. bonds rallied modestly in the second half, due mainly to supply-and-demand factors, and yields fell toward 4%. Given yields of nearly 6.5% on long-term U.S. Treasuries, we consider U.K. long bonds extremely overvalued. However, our reduction of duration in the U.K. did not provide any performance benefit in the second half.


Government bonds outside Japan were poor performers all year, but most of the price declines came in the first half, before central banks began raising rates. Nongovernment bonds, particularly investment-grade corporates and especially high-yield bonds, fared better than government securities. The best-performing sector was emerging market debt, which surged as global economies strengthened, improving the outlook for issuers' credit ratings. Your fund's 14% exposure to high-yield and emerging market debt combined partially offset the negative contributions discussed earlier. The European high-yield market began to blossom this year thanks to EMU, and returns were strong. Average credit quality remained high at AA+.

We reduced our holdings of Australian bonds following their out-performance, but maintained a slightly overweight allocation to the Canadian dollar. The fund also made a successful trade in South African bonds. All three countries benefited from the recovery in commodity prices. Our 2% exposure to Greece performed well as investors expect the country to join the euro zone next year and adhere to the requisite fiscal standards.


Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the International Bond Fund over the past 10 fiscal year periods. The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

LOGO



                     ADDITIONAL INFORMATION ABOUT THE FUNDS


How can I get more information about the funds?


The funds file proxy materials, reports and other information with the Securities and Exchange Commission. These reports can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the Commission's New York Regional Office, Seven World Trade Center, Suite 1300, New York, New York 10048, and Chicago Regional Office, Citicorp Center, Suite 1400, 500 West Madison Street, Chicago, Illinois 60661. Copies of these materials can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.


A copy of each fund's most current semiannual and annual shareholder report was mailed to all shareholders of record at the close of business for the funds' semiannual and fiscal period-end. If you would like to receive additional copies of any report, please contact T. Rowe Price by calling 1-800-541-5910; writing to T. Rowe Price, 100 East Pratt Street, Baltimore, Maryland 21202; or visiting our website at www.troweprice.com. All copies are provided free of charge.


            FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING


Who is asking for my vote?

For the reasons set forth under "Reasons for the Reorganization," the Board of the Company, including a majority of the independent directors, has concluded that the reorganization is in the best interests of the shareholders of Global Fund and therefore recommends that shareholders vote for approval of the Plan. The votes will be formally counted at the special meeting on Wednesday, October 25, 2000, and if the special meeting is adjourned, at any later meeting. The Global Fund's shareholders may vote in person at the special meeting, by Internet, by telephone, or by returning your completed proxy card in the postage-paid envelope provided. Details can be found on the enclosed proxy insert. Do not mail the proxy card if you are voting by Internet or telephone.


Who is eligible to vote?

Shareholders of record at the close of business on August 25, 2000, (the "RECORD DATE") are entitled to vote. The notice of special meeting, the proxy card, and the proxy statement were mailed to shareholders of record on or about September 1, 2000.

Shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share of the fund(s) they held as of August 25, 2000. Under Maryland law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the fund(s): (1) if only one votes, that vote will bind all; (2) if more than one votes, the vote of the majority will bind all; and (3) if more than one votes and the vote is evenly divided, the vote will be cast proportionately.


What is the required quorum?

To hold the meeting, a majority of Global Fund's shares entitled to be voted must have been received by proxy or be present at the meeting. In the event that a quorum is present but sufficient votes in favor of the proposal are not received by the meeting date, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment if they determine that additional solicitation is reasonable and in the interests of Global Fund's shareholders.


How are the votes counted?


The individuals named as proxies (or their substitutes) on the enclosed proxy card (or cards, if you have multiple accounts) will vote according to your directions if your proxy is received properly executed, or in accordance with your instructions given when voting by telephone or Internet. You may direct the proxy holders to vote your shares on the proposal by checking the appropriate box "FOR" or "AGAINST," or instruct them not to vote those shares on the proposal by checking the "ABSTAIN" box. Alternatively, you may simply sign, date, and return your proxy card(s) with no specific instructions as to the proposal. IF YOU PROPERLY EXECUTE YOUR PROXY CARD AND GIVE NO VOTING INSTRUCTIONS WITH RESPECT TO THE PROPOSAL, YOUR SHARES WILL BE VOTED FOR THE PROPOSAL.

Abstentions and "broker non-votes" (as defined below) are counted for purposes of determining whether a quorum is present for purposes of convening the meeting. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the fund but are not voted as to the proposal because instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. Because the proposal must be approved by a percentage of voting securities present at the meeting or a majority of the Global Fund's outstanding shares, abstentions and broker non-votes will be considered to be voting securities that are present and will have the effect of being counted as votes against the proposal.

For shares held in IRA accounts, the custodian shall, without written direction from the investor, vote shares for which no voting instructions are timely received in the same proportion as shares for which voting instructions from other shareholders are timely received.


Can additional matters be acted upon at the special meeting?

The management of Global Fund knows of no other business which may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote on such matters in accordance with their judgment.

How can proxies be recorded?

You may record your votes on the proxy card enclosed with this statement and mail it in the prepaid envelope provided to Management Information Services Corp., who Global Fund has retained to tabulate the votes. In addition, Global Fund has arranged to have votes recorded through the Internet or by telephone. The telephone and Internet voting procedures are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded.


How can proxies be solicited, and who pays for the costs involved?


Directors, officers, or employees of the funds or of its investment manager, Price International or T. Rowe Price, may solicit proxies by mail, in person, or by telephone. In the event that votes are solicited by telephone, shareholders would be called at the telephone number T. Rowe Price has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that shareholders' instructions have been recorded correctly, confirmation of the instructions is also mailed. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

The costs of the meeting, including the solicitation of proxies, will be paid by Price International. To ensure that sufficient shares of common stock are represented at the meeting to permit approval of the proposal outlined in this Statement, Price International may retain the services of a proxy solicitor to assist it in soliciting proxies for a fee plus reimbursement of out-of-pocket expenses. Securities brokers, custodians, fiduciaries, and other persons holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts.


Can I change my vote after I mail my proxy?

Any proxy, including those given via the Internet or by telephone, may be revoked at any time before it is voted by filing a written notice of revocation with Global Fund, by delivering a properly executed proxy bearing a later date, or by attending the meeting and voting in person.


                      GENERAL INFORMATION ABOUT THE FUNDS


Who are the principal holders of each fund's shares?

Table 4 sets forth the persons owning more than 5% of the International Bond Fund's outstanding common stock as of June 30,

2000. No person owned more than 5% of Global Fund's outstanding common stock as of June 30, 2000.

 Table 4  Record Ownership of International Bond
Fund Shares
                     Owner                            % Ownership
 -----------------------------------------------------------------------
  Yachtcrew & Co.                                        43.95

  T. Rowe Price Associates

  Attn.: Fund Accounting Dept.

  100 East Pratt Street

  Baltimore, Maryland 21202-1009
 -----------------------------------------------------------------------
  Charles Schwab & Co. Inc.                              12.62

  Reinvest Account

  Attn.: Mutual Fund Dept.

  101 Montgomery Street

  San Francisco, California 94104-4122
 -----------------------------------------------------------------------




As of June 30, 2000, the executive officers and directors of the International Bond Fund, as a group, beneficially owned, directly or indirectly, 2,059 shares, representing less than 1% of its outstanding stock.


                          TRANSFER AGENT AND CUSTODIAN


T. Rowe Price Services, Inc., 100 East Pratt Street, Baltimore, Maryland 21202, serves as the transfer agent and dividend disbursing agent for the funds. State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, is the custodian for the funds' domestic securities and The Chase Manhattan Bank, N.A., London ("Chase"), Woolgate House, Coleman Street, London, England, EC2P 2HD, is the custodian of the funds' portfolio securities purchased outside the United States.


                                 LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the International Bond Fund are being passed upon by Swidler Berlin Shereff Friedman, LLP, 405 Lexington Avenue, New York, New York 10174.


                                    EXPERTS

The financial statements of the International Bond Fund and Global Fund included in the Annual Report to Shareholders for the fiscal year ended December 31, 1999 have been incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP given on their authority as experts in auditing and accounting.

                                   Exhibit A


                      AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made this 1st day of September, 2000, by and between T. Rowe Price International Funds, Inc., a corporation organized and existing under the laws of Maryland on behalf of its separately designated series, the T. Rowe Price International Bond Fund (the "Acquiring Fund"), and the T. Rowe Price Global Bond Fund (the "Acquired Fund"). All references in this agreement to the Acquiring Fund and the Acquired Fund are, as applicable, to the T. Rowe Price International Funds, Inc. on behalf of each such fund.


                              W I T N E S S E T H:

     The Acquiring Fund and the Acquired Fund are each registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. The Acquired Fund owns securities that are assets of the character in which the Acquiring Fund is permitted to invest. The Acquiring Fund and the Acquired Fund have agreed to combine through the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of Common Stock, par value $.01 per share, of the Acquiring Fund (the "Acquiring Fund Shares") and the distribution of Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund. The Acquiring Fund wishes to enter into a definitive agreement setting forth the terms and conditions of the foregoing transactions as a "plan of reorganization" and "liquidation" within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code").

     NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1.   ASSETS TO BE TRANSFERRED


     A.
REORGANIZATION. Prior to the close of regular trading on the New York Stock Exchange (the "Exchange") on the Closing Date (as hereinafter defined), all the assets of the Acquired Fund, net of appropriate reserves and those assets described in paragraph 1.C. below, shall be delivered as provided in paragraph 2.C. to State Street Bank and Trust Company, custodian of the Acquired Fund's U.S. assets (the "Custodian") or, in the case of securities maintained outside of the United States, The Chase Manhattan Bank, N.A., London (the "Foreign Custodian"), if applicable, in exchange for and against delivery by the Acquiring Fund to the Acquired Fund on the Closing Date of a number of Acquiring Fund Shares (including, if applicable, fractional shares) having an aggregate net asset value equal to the value of the assets of the Acquired Fund so transferred, assigned and delivered, all determined and adjusted as provided in paragraph 1.B. below. Notwithstanding the foregoing, the assets of the Acquired Fund to be acquired by the Acquiring Fund shall constitute at least 90% of the fair market value of the net assets of the Acquired Fund and at least 70% of the fair market value of the gross assets of the Acquired Fund as described on the "Valuation Date" (hereinafter defined).


     B.
VALUATION. The net asset value of shares of the Acquiring Fund and the value of the assets of the Acquired Fund to be transferred shall, in each case, be computed as of the close of regular trading on the Exchange on the Valuation Date (as hereinafter defined). The net asset value of the Acquiring Fund Shares shall be computed in the manner set forth in the Acquiring Fund's current prospectus and statement of additional information under the Securities Act of 1933 (the "1933 Act") and the 1940 Act. The value of the assets of the Acquired Fund to be transferred shall be computed by the Acquiring Fund in accordance with the policies and procedures of the Acquiring Fund as described in the Acquiring Fund's current prospectus and statement of additional information under the 1933 Act and the 1940 Act, subject to review and approval by the Acquired Fund and to such adjustments, if any, agreed to by the parties.

     C.EXCLUDABLE ASSETS. If on the Closing Date the assets of the Acquired Fund include accounts receivable, causes of actions, claims and demands of whatever nature, contract rights, leases, business records, books of accounts and shareholder records, the Acquiring Fund may for reasonable cause refuse either to accept or to value such assets (other than fully collectible and transferable dividends, interest and tax refunds). For purposes of this paragraph l.C., "reasonable cause" includes the inability to obtain a reliable value, the likelihood of engaging in protracted collection efforts or the likelihood of engaging in burdensome administrative responsibilities to receive value. In addition, there shall be deducted from the assets of the Acquired Fund described in paragraph 1.A. assets not transferred pursuant to paragraph 1.A. and cash in an amount estimated by the Acquired Fund to be sufficient to pay all the liabilities of the Acquired Fund, including, without limitation, (i) amounts owed to any shareholders including declared but unpaid dividends and amounts owed to any former shareholders in respect of redemptions in the ordinary course of business, (ii) accounts payable and other accrued and unpaid expenses incurred in the normal operation of its business up to and including the Closing Date, and (iii) the costs and expenses, if any, incurred by the Acquired Fund in making and carrying out this Agreement (other than costs and expenses to be paid for by T. Rowe Price International, Inc.).

2.   DEFINITIONS

     A.CLOSING AND CLOSING DATE. Subject to the terms and conditions hereof, the closing of the transactions contemplated by this Agreement (the "Closing") shall be conducted at the offices of the

Acquiring Fund in Baltimore, Maryland beginning at 10:00 a.m., Eastern time, on November 1, 2000, or at such other place or on such later business day as may be agreed upon by the parties. In the event that on the Valuation Date (i) the Exchange is closed or trading thereon is restricted, or (ii) trading or the reporting of trading on the Exchange or elsewhere is disrupted so that accurate appraisal of the value of the Acquired Fund assets or the net asset value of the Acquiring Fund Shares is impractical, the Closing shall be postponed until the first business day after the first business day when trading on the Exchange or elsewhere shall have been fully resumed and reporting thereon shall have been restored, or such other business day as soon thereafter as may be agreed upon by the parties. The date on which the Closing actually occurs is herein referred to as the "Closing Date."

     B.
VALUATION DATE. The business day next preceding the Closing Date shall be the "Valuation Date." The stock transfer books of the Acquired Fund will be permanently closed as of the close of business on the Valuation Date. The Acquired Fund shall only accept redemption requests received by it in proper form prior to the close of regular trading on the Exchange on the Valuation Date. Redemption requests received thereafter shall be deemed to be redemption requests for Acquiring Fund shares to be distributed to Acquired Fund shareholders pursuant to the Plan (assuming that the transactions contemplated by this Agreement have been consummated).

     C.
DELIVERY. Portfolio securities shall be delivered by the Acquired Fund to the Custodian or the Foreign Custodian, to be held until the Closing for the account of the Acquired Fund, no later than three (3) business days preceding the Closing (the "Delivery Date"), duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash of the Acquired Fund shall be delivered by the Acquired Fund on the Closing Date and shall be in the form of currency or wire transfer in federal funds, payable to the order of the Custodian or the Foreign Custodian. A confirmation for the Acquiring Fund Shares, credited to the account of the Acquired Fund and registered in the name of the Acquired Fund, shall be delivered by the Acquiring Fund to the Acquired Fund at the Closing.


3. FAILURE TO DELIVER SECURITIES. If, on the Delivery Date, the Acquired Fund is unable to make delivery under paragraph 2.C. to the Custodian or the Foreign Custodian of any of the portfolio securities of the Acquired Fund, the Acquiring Fund may waive the delivery requirements of paragraph 2.C. with respect to said undelivered securities, if the Acquired Fund has delivered to the Custodian or the Foreign Custodian by or on the Delivery Date and, with respect to said undelivered securities, such documents in the form of executed copies of an agreement of assignment and escrow agreement and due bills and the like as may be required by the Acquiring Fund or the Custodian or the Foreign Custodian, including brokers' confirmation slips.


4. POST-CLOSING DISTRIBUTION AND LIQUIDATION OF THE ACQUIRED FUND. As soon as practicable after the Closing, the Acquired Fund shall pay or make provisions for all of its debts, taxes and other liabilities and shall distribute all of the remaining assets thereof to the shareholders of the Acquired Fund; and the Acquired Fund shall no longer be listed on Form N-SAR. At, or as soon as may be practicable following the Closing Date, the Acquired Fund shall for federal income tax purposes be liquidated, and distribute the Acquiring Fund Shares received hereunder by instructing the Acquiring Fund that the pro rata interest (in full and fractional Acquiring Fund Shares) of each of the holders of record of shares of the Acquired Fund as of the close of business on the Valuation Date as certified by the Acquired Fund's transfer agent (the "Acquired Fund Record Holders") be registered on the books of the Acquiring Fund in the names of each of the Acquired Fund Record Holders. The Acquiring Fund agrees to comply promptly with said instruction. All issued and outstanding shares of the Acquired Fund shall thereupon be cancelled on the books of the Acquired Fund. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper and correct. The Acquiring Fund shall record on its books the ownership of Acquiring Fund Shares by Acquired Fund Record Holders. No redemption or repurchase of any Acquiring Fund Shares credited to Acquired Fund Record Holders in respect of the Acquired Fund Shares represented by unsurrendered stock certificates shall be permitted until such certificates have been surrendered to the Custodian for cancellation. Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the name of the Acquired Fund Record Holder on the books of the Acquiring Fund as of the Closing Date shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

5. ACQUIRED FUND SECURITIES. The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's portfolio investments as of the date of execution of this Agreement. The Acquired Fund may sell any of these investments and will confer with the Acquiring Fund with respect to investments for the Acquired Fund. The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Acquired Fund with a statement of the Acquiring Fund's investment objectives, policies, and restrictions and a list of the investments, if any, on the list referred to in the first sentence of this paragraph 5 that do not conform to such objectives, policies, and restrictions. In the event that the Acquired Fund holds any investments that the Acquiring Fund may not hold, the Acquired Fund will, consistent with the foregoing and its own policies and restrictions, use its reasonable efforts to dispose of such investments prior to the Closing Date, provided, however, that in no event will the Acquired Fund be required to dispose of assets to an extent which would cause less than 50% of the historic business assets of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement or to take any action that is inconsistent with paragraph 8.M. below. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain any investments exceeding certain percentage limitations applicable to the Acquiring Fund with respect to such investments, the Acquired Fund will, if requested by the Acquiring Fund, in a manner consistent with the foregoing and its own policies and restrictions, use its reasonable efforts to dispose of an amount of such investments sufficient to avoid violating such limitations as of the Closing Date. On the Delivery Date, the Acquired Fund shall deliver to the Acquiring Fund a list setting forth the securities then owned by the Acquired Fund (the "Securities List"), which shall be prepared in accordance with the requirements of the Code and the regulations promulgated thereunder for specific identification tax lot accounting and which shall clearly reflect the basis used for determination of gain and loss realized on the partial sale of any security transferred to the Acquiring Fund. The records from which the Securities List will be prepared shall be made available by the Acquired Fund prior to the Closing Date for inspection by the Acquiring Fund's Treasurer or his designee or the auditors of the Acquiring Fund upon reasonable request.


6. LIABILITIES AND EXPENSES. The Acquiring Fund shall not assume any of the liabilities of the Acquired Fund, and the Acquired Fund will use its reasonable efforts to discharge all its known liabilities, so far as may be possible, prior to the Closing Date. The Acquiring Fund shall not be responsible for any of the Acquired Fund's expenses in connection with the carrying-out of this Agreement.


7.   LEGAL OPINIONS.

     A.OPINION OF ACQUIRED FUND COUNSEL. At the Closing, the Acquired Fund shall furnish the Acquiring Fund with such written opinions (including opinions as to certain federal income tax matters) of Swidler Berlin Shereff Friedman, LLP, and the factual representations supporting such opinions as shall be, in form and substance reasonably satisfactory to the Acquiring Fund.

     B.
OPINION OF ACQUIRING FUND COUNSEL. At the Closing, the Acquiring Fund shall furnish the Acquired Fund with a written opinion of Swidler Berlin Shereff Friedman, LLP, and the factual representations supporting such opinions shall be, in form and substance reasonably satisfactory to the Acquired Fund.

8. ACQUIRED FUND REPRESENTATIONS, WARRANTIES AND COVENANTS. The Acquired Fund hereby represents and warrants to the Acquiring Fund, and covenants and agrees with the Acquiring Fund:

     A.
that the audited statement of assets and liabilities, including the schedule of portfolio investments, and the related statement of operations and statement of changes in net assets of the Acquired Fund as of December 31, 1999 and for the year then ended heretofore delivered to the Acquiring Fund were prepared in accordance with generally accepted accounting principles, reflect all liabilities of the Acquired Fund, whether accrued or contingent, which are required to be reflected or reserved against in accordance with generally accepted accounting principles, and present fairly the financial position and results of operations of the Acquired Fund as of said date and for the period covered thereby;

     B.
that the Acquired Fund will furnish to the Acquiring Fund an unaudited statement of assets and liabilities, including the schedule of portfolio investments (or a statement of net assets in lieu of a statement of assets and liabilities and a schedule of portfolio investments), and the related statement of operations and statement of changes in net assets of the Acquired Fund for the period commencing on the date following the date specified in paragraph 8.A. above and ending on June 30, 2000. These financial statements will be prepared in accordance with generally accepted accounting principles and will reflect all liabilities of the Acquired Fund, whether accrued or contingent, which are required to be reflected or reserved against in accordance with generally accepted accounting principles, will present fairly the financial position and results of operations of the Acquired Fund as of the dates of such statements and for the periods covered thereby;


     C.
that there are no legal, administrative or other proceedings pending or, to the knowledge of the Acquired Fund, overtly threatened against the Acquired Fund which would individually or in the aggregate materially affect the financial condition of the Acquired Fund or the Acquiring Fund's ability to consummate the transactions contemplated hereby;

     D.
that the execution and delivery of this Agreement by the Acquired Fund and the consummation of the transactions contemplated herein have been authorized by the Board of Directors by vote taken at a meeting of the Board of Directors of the Acquiring Fund duly called and held on July 18, 2000, and that the Acquired Fund will (i) take all steps necessary duly to call, give notice of, convene and hold a meeting of the shareholders of the Acquired Fund as soon as practicable and in accordance with applicable Maryland and federal law, for the purpose of approving this Agreement and the transactions contemplated herein and for such other purposes as may be necessary and desirable, and (ii) recommend to such shareholders the approval of this Agreement and the transactions contemplated herein and such other matters as may be submitted to such shareholders in connection with the transactions contemplated herein;

     E.
that from the date of this Agreement through the Closing Date, there shall not have been:

        (1)
     any material change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Acquired Fund (other than changes in the ordinary course of its business or relating to the transactions contemplated by this Agreement, including, without limitation, dividends and distributions in the ordinary course, changes in the net asset value per share, redemptions in the ordinary course of business, and changes in sales volume), which has had a material adverse effect on such business, results of operations, assets or financial condition, except in all instances as set forth in the financial statements of the Acquired Fund referred to in paragraphs 8.A. and B. above;

        (2)
     any loss (whether or not covered by insurance) suffered by the Acquired Fund materially and adversely affecting the assets of the Acquired Fund, other than depreciation of securities;

        (3)
     issued any option to purchase or other right to acquire stock of the Acquired Fund of any class granted by the Acquired Fund to any person (excluding sales in the ordinary course and a dividend reinvestment program);

        (4)
     any indebtedness incurred by the Acquired Fund for borrowed money or any commitment to borrow money entered into by the Acquired Fund, except as provided in the current prospectus and statement of additional information of the Acquired Fund or so long as it will not prevent the Acquired Fund from complying with paragraph 8.I.;

        (5)
     any amendment to the Articles of Incorporation or By-Laws of the Acquired Fund except to effectuate the transactions contemplated hereunder or otherwise as disclosed in writing to the Acquiring Fund; or

        (6)
     any grant or imposition of any lien, claim, charge or encumbrance upon any asset of the Acquired Fund except as provided in the current prospectus and statement of additional information of the Acquired Fund or so long as it will not prevent the Acquired Fund from complying with paragraph 8.I.;

     F.
that there are no material contracts outstanding to which the Acquired Fund is bound other than as disclosed to the Acquiring Fund;

     G.
that the Acquired Fund has filed all federal, state and local tax returns and reports required by law to have been filed, that all federal, state and local income, franchise, property, sales, employment or other taxes payable pursuant to such returns and reports have been paid so far as due, or provision has been made for the payment thereof, and that, to the knowledge of the Acquired Fund, no such return is currently under audit and no assessment has been asserted with respect to any such return other than with respect to all such matters which are not material individually or in the aggregate;

     H.
that, as promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund with a statement of the earnings and profits of the Acquired Fund for federal income tax purposes;

     I.
that on the Closing Date the Acquired Fund will have good and marketable title to the assets of the Acquired Fund to be conveyed hereunder, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, and full right, power and authority to sell, assign, transfer and deliver such assets and shall deliver such assets to the Acquiring Fund as set forth in paragraph 1.A. hereof. Upon delivery of such assets, the Acquiring Fund will receive good and marketable title to such assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities, except as to adverse claims of which the Acquiring Fund has notice at or prior to the time of delivery. Except as set forth on the Securities List, none of the securities comprising the assets of the Acquired Fund will be "restricted securities" under the 1933 Act or the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder;

     J.that the Proxy Statement/Prospectus (hereinafter defined) at the time of delivery by the Acquired Fund to its shareholders in connection with the meeting of shareholders to approve this transaction, on the Closing Date and at the time of the liquidation of the Acquired Fund set forth in paragraph 4. above, as amended or as supplemented if it shall have been amended or supplemented, will conform in all material respects to the applicable requirements of the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act and the rules and regulations of the Commission thereunder, and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading, except that no representations or warranties in this section apply to statements or omissions which are based on written information furnished by the Acquiring Fund to the Acquired Fund;

     K.
that the Acquired Fund is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of its Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound and that this Agreement constitutes a valid and legally binding obligation of the Acquired Fund, enforceable against the Acquired Fund in accordance with its terms, except as enforceability may be affected by bankruptcy laws, laws affecting creditors generally and general principles of equity;

     L.
that the Acquired Fund will take all actions within its control necessary to cause the exchange of Acquiring Fund Shares for assets of the Acquired Fund made under this Agreement to qualify, as of and after the Closing, as a reorganization within the meaning of Section 368(a)(1)(C) of the Code; and

     M.
that the Acquired Fund is registered with the Commission under the 1940 Act, classified as a management company and subclassified as an open-end non-diversified company.

9. ACQUIRING FUND REPRESENTATIONS, WARRANTIES AND COVENANTS. The Acquiring Fund hereby represents and warrants to the Acquired Fund, and covenants and agrees with the Acquired Fund:

     A.
that the audited statement of assets and liabilities, including the schedule of portfolio investments, and the related statement of operations and statement of changes in net assets of the Acquiring Fund as of December 31, 1999 and for the year then ended heretofore delivered to the Acquired Fund were prepared in accordance with generally accepted accounting principles, reflect all liabilities of the Acquiring Fund, whether accrued or contingent, which are required to be reflected or reserved against in accordance with generally accepted accounting principles, and present fairly the financial position and results of operations of the Acquiring Fund as of said date and for the period covered thereby;

     B.
that the Acquiring Fund shall furnish to the Acquired Fund unaudited schedules of portfolio investments and unaudited statements of assets and liabilities (or a statement of net assets in lieu of a statement of assets and liabilities and a schedule of portfolio investments) and the related statements of operation and statements of changes in net assets of the Acquiring Fund for the semiannual period of the Acquiring Fund occurring between the date following the date specified in paragraph 9.A. above and June 30, 2000. These financial statements will be prepared in accordance with generally accepted accounting principles, will reflect all liabilities of the Acquiring Fund, whether accrued or contingent, which are required to be reflected or reserved against in accordance with generally accepted accounting principles, will present fairly the financial position and results of operations of the Acquiring Fund as of the dates of such statements and for the periods covered thereby;


     C.
that there are no legal, administrative or other proceedings pending or, to its knowledge, overtly threatened against the Acquiring Fund which would individually or in the aggregate materially affect the financial condition of the Acquiring Fund's ability to consummate the transactions contemplated hereby;


     D.
that the execution and delivery of this Agreement by the Acquiring Fund and the consummation of the transactions contemplated herein have been authorized by the Board of Directors of the Acquiring Fund by vote taken at a meeting of the Board of Directors of the Acquiring Fund duly called and held on July 18, 2000, and that approval by the Acquiring Fund's shareholders of this Agreement or the consummation of the transactions contemplated herein is not required under applicable Maryland and federal law;

     E.
that from the date of this Agreement through the Closing Date, there shall not have been any material change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Acquiring Fund (other than changes in the ordinary course of its business, including, without limitation, dividends and distributions in the ordinary course, changes in the net asset value per share, redemptions in the ordinary course of business and changes in sales volume), which has had an adverse material effect on such business, results of operations, assets or financial condition, except in all instances as set forth in the financial statements of the Acquiring Fund referred to in paragraph 9.A. and B. above;

     F.
that the Acquiring Fund is registered with the Commission under the 1940 Act, classified as a management company and subclassified as an open-end non-diversified company;

     G.
that the shares of the Acquiring Fund to be issued pursuant to paragraph 1.A. will be duly registered under the 1933 Act by the Registration Statement (hereinafter defined) in effect on the Closing Date and at the time of the liquidation of the Acquired Fund set forth in paragraph 4. above;

     H.
that the Acquiring Fund Shares are duly authorized and validly issued and are fully paid, nonassessable and free of any preemptive rights and conform in all material respects to the description thereof contained in the Proxy Statement/Prospectus as in effect on the Closing Date and at the time of the liquidation of the Acquired Fund set forth in paragraph 4. above;


     I.
that the Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of the Acquiring Fund's Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, and that this Agreement constitutes a valid and legally binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, except as enforceability may be affected by bankruptcy laws, laws affecting creditors generally and general principles of equity;

     J.
that the Acquiring Fund will take all actions within its control necessary to cause the exchange of Acquiring Fund Shares for assets of the Acquired Fund made under this Agreement to qualify, as of and after the Closing, as a reorganization within the meaning of Section 368(a)(1)(C) of the Code;

     K.
that the Acquiring Fund has filed all federal, state and local tax returns and reports required by law to have been filed, that all federal, state and local income, franchise, property, sales, employment or other taxes payable pursuant to such returns and reports have been paid so far as due, or provision has been made for the payment thereof, and that, to the knowledge of the Acquiring Fund, no such return is currently under audit and no assessment has been asserted with respect to any such return, other than with respect to all such matters those which are not material individually or in the aggregate;

     L.
that the Proxy Statement/Prospectus at the time of delivery by the Acquired Fund to its shareholders in connection with the meeting of shareholders to approve this transaction, on the Closing Date and at the liquidation of the Acquired Fund set forth in paragraph 4. above, as amended or as supplemented if it shall have been amended or supplemented, and the Registration Statement on the effective date thereof, on the Closing Date and at the liquidation of the Acquired Fund set forth in paragraph 4. above, will conform in all material respects to the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, except that no representations or warranties in this section apply to statements or omissions which are based on written information furnished by the Acquired Fund to the Acquiring Fund; and

     M.
the current prospectus and statement of additional information of the Acquiring Fund (copies of which have been delivered to the Acquired Fund) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

10.  CERTAIN CONDITIONS.

     Unless waived by the parties in writing in their sole discretion, all obligations of the parties hereunder are subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

     A.
REGISTRATION STATEMENT AND PROXY STATEMENT/ PROSPECTUS. The Acquiring Fund will file a registration statement on Form N-14 with the Commission under the 1933 Act in order to register the Acquiring Fund Shares to be issued hereunder. Such registration statement in the form in which it shall become effective and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, such registration statement as amended, is referred to herein as the "Registration Statement." The Acquired Fund will file preliminary proxy materials with the Commission under the 1940 Act and the 1934 Act, relating to the meeting of the shareholders of the Acquired Fund at which this Agreement and the transactions herein contemplated will be considered and voted upon, in the form of a combined proxy statement and prospectus and related statement of additional information included in the Registration Statement. The combined proxy statement and prospectus and related statement of additional information that is first filed pursuant to Rule 497(b) under the 1933 Act is referred to herein as the "Proxy Statement/Prospectus." The Acquiring Fund and the Acquired Fund each will exert reasonable efforts to cause the Registration Statement to become effective under the 1933 Act as soon as practical and agree to cooperate in such efforts. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. Upon effectiveness of the Registration Statement, the Acquired Fund will cause the Proxy Statement/Prospectus to be delivered to the shareholders of the Acquired Fund entitled to vote on the transactions contemplated by this Agreement at least 20 days prior to the date of the meeting of shareholders called to act upon such transactions.

     B.
SHAREHOLDER VOTE. The obligations of the Acquired Fund under this Agreement shall be subject to the shareholders of the Acquired Fund duly approving the execution and delivery of this Agreement and the transactions contemplated herein.

     C.
PENDING OR THREATENED PROCEEDINGS. On the Closing Date, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     D.
APPROPRIATE ARTICLES. The Acquired Fund shall execute and cause to be filed with the Maryland State Department of Assessments and Taxation, such articles of transfer, articles supplementary or other documents, as necessary to eliminate designation of the Acquired Fund, as appropriate.

     E.
DECLARATION OF DIVIDEND. The Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Acquired Fund shareholders all of the investment company taxable income and realized capital gain for all taxable periods of the Acquired Fund which are required to be distributed to avoid federal income or excise tax applicable to regulated investment companies.

     F.
STATE SECURITIES LAWS. The parties shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated herein.

     G.
PERFORMANCE OF COVENANTS. Each party shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Valuation Date and the Closing Date.

     H.
REPRESENTATIONS AND WARRANTIES. The representations and warranties of each party set forth in this Agreement will be true and correct on the Closing Date, and each party shall deliver to the other a certificate of a duly authorized officer of such party to that effect.

11. NOTICES. All notices, requests, instructions and demands in the course of the transactions herein contemplated shall be in writing addressed to the respective parties as follows and shall be deemed given: (i) on the next day if sent by prepaid overnight courier and (ii) on the same day if given by hand delivery or telecopy.

     If to the Acquiring Fund or Acquired Fund:

     Henry H. Hopkins, Esquire

     T. Rowe Price Associates, Inc.

     100 East Pratt Street

     Baltimore, Maryland 21202

     Fax Number (410) 345-6575


     with a copy to:

     Joel H. Goldberg, Esquire

     Swidler Berlin Shereff Friedman, LLP

     405 Lexington Avenue

     New York, New York 10174

     Fax Number (212) 891-9598

or to such other address as the parties from time to time may designate by written notice to all other parties hereto.

12.  TERMINATION.

     A.
This Agreement may be terminated by the Acquiring Fund or the Acquired Fund upon the giving of written notice to the other, if the conditions specified in paragraphs 8., 9. and 10. have not been performed or do not exist on or before January 31, 2001.

     B.
In the event of termination of this Agreement pursuant to paragraph 12.A. of this Agreement, neither party (nor its officers or directors) shall have any liability to the other.

13.  EXHIBITS. All Exhibits shall be considered as part of this Agreement.

14. MISCELLANEOUS. This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns. It shall be governed by, construed and enforced in accordance with the laws of the State of Maryland. The Acquired Fund and the Acquiring Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein. The Acquired Fund and the Acquiring Fund agree that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties as to the subject matter hereof. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder for a period of three years thereafter. The paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement shall be executed in any number of counterparts, each of which shall be deemed an original. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement. Whenever used herein, the use of any gender shall include all genders.

15. AMENDMENTS. The Acquired Fund and the Acquiring Fund by mutual consent of their Board of Directors or authorized committees or officers may amend this Agreement in such manner as may be agreed upon, whether before or after the meeting of stockholders of the Acquired Fund at which action upon the transactions contemplated hereby is to be taken; provided, however, that after the requisite approval of the stockholders of the Acquired Fund has been obtained, this Agreement shall not be amended or modified so as to change the provisions with respect to the transactions herein contemplated in any manner which would materially and adversely affect the rights of such stockholders without their further approval.

16. WAIVER. The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

17.  LIABILITY.

     A.The Acquired Fund and the Acquiring Fund acknowledge and agree that all obligations of the Acquired Fund under this Agreement are binding only with respect to the Acquired Fund; that any liability of the Acquired Fund under this Agreement or in connection with the transactions contemplated herein shall be discharged only out of the assets of the Acquired Fund.

     B.The Acquiring Fund and the Acquired Fund acknowledge and agree that all obligations of the Acquiring Fund under this Agreement are binding only with respect to the Acquiring Fund; that any liability of the Acquiring Fund under this Agreement or in connection with the transactions contemplated herein shall be discharged only out of the assets of the Acquiring Fund.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and by their officers thereunto duly authorized, as of the day and year first above written.

WITNESS:        T. ROWE PRICE INTERNATIONAL FUNDS, INC., on behalf of the T.
                Rowe Price International Bond Fund



__________________By  _______________________(SEAL)
                   Title: Vice President



WITNESS:        T. ROWE PRICE INTERNATIONAL FUNDS, INC., on behalf of the T.
                Rowe Price Global Bond Fund



__________________By  _______________________(SEAL)
                   Title: Vice President

                    STATEMENT OF ADDITIONAL INFORMATION FOR
              T. ROWE PRICE INTERNATIONAL FUNDS, INC. ON BEHALF OF
                     T. ROWE PRICE INTERNATIONAL BOND FUND
                     -------------------------------------


Acquisition of the assets of

T. ROWE PRICE INTERNATIONAL FUNDS, INC. ON BEHALF OF
  T. ROWE PRICE GLOBAL BOND FUND (THE GLOBAL FUND)

By and in exchange for shares of

T. ROWE PRICE INTERNATIONAL FUNDS, INC. ON BEHALF OF
  T. ROWE PRICE INTERNATIONAL BOND FUND (THE INTERNATIONAL
  BOND FUND)


  This Statement of Additional Information relates specifically to the proposed acquisition of substantially all of the assets of the Global Fund by the International Bond Fund in exchange for shares of the International Bond Fund.

  This Statement of Additional Information consists of this Cover Page, the Statement of Additional Information of the International Bond Fund and the Global Fund, and the semiannual and annual reports of the International Bond Fund and the Global Fund. Each of these documents described below is attached hereto and incorporated by reference herein.

  (1)Statement of Additional Information, dated May 1, 2000 for T. Rowe Price International Foreign Bond Funds including the International Bond Fund and the Global Fund;

  (2)
the annual report, dated, December 31, 1999, for the International Bond Fund and the Global Fund; and

  (3)
the semiannual report, dated June 30, 2000 for the International Bond Fund and the Global Fund.

  This Statement of Additional Information is not a prospectus; a Proxy Statement/Prospectus dated September 1, 2000, relating to the above-reference transaction may be obtained from T. Rowe Price Associates, Inc. This Statement of Additional Information should be read in conjunction with such Proxy Statement/Prospectus. The date of this Statement of Additional Information is September 1, 2000.

  STATEMENT OF ADDITIONAL INFORMATION
   The date of this Statement of Additional Information is May 1, 2000.

         T. ROWE PRICE INTERNATIONAL FUNDS, INC.
             T. Rowe Price Global Bond Fund
             T. Rowe Price International Bond Fund/(R)/
                T. Rowe Price International Bond Fund-Advisor Class
             T. Rowe Price Emerging Markets Bond Fund
 -------------------------------------------------------------------------------

   Mailing Address: T. Rowe Price Investment Services, Inc. 100 East Pratt Street Baltimore, Maryland 21202 1-800-638-5660

   This Statement of Additional Information is not a prospectus but should be read in conjunction with the appropriate fund prospectus dated May 1, 2000, which may be obtained from T. Rowe Price Investment Services, Inc. ("Investment Services").

   Each fund's financial statements for the year ended December 31, 1999, and the report of independent accountants are included in each fund's Annual Report and incorporated by reference into this Statement of Additional Information.

   If you would like a prospectus or an annual or semiannual shareholder report for a fund of which you are not a shareholder, please call 1-800-638-5660. A prospectus with more complete information, including management fees and expenses, will be sent to you. Please read it carefully.

                                                                  C02-043 5/1/00

                              TABLE OF CONTENTS
                              -----------------
                              Page                                         Page
                              ----                                         ----
Capital Stock                   42       Legal Counsel                       43
------------------------------------     --------------------------------------
Code of Ethics                  33       Management of the Funds             25
------------------------------------     --------------------------------------
Custodian                       33       Net Asset Value Per Share           37
------------------------------------     --------------------------------------
Distributor for the Funds       32       Portfolio Management Practices      11
------------------------------------     --------------------------------------
Dividends and Distributions     38       Portfolio Transactions              34
------------------------------------     --------------------------------------
Federal Registration of         43       Pricing of Securities               37
Shares
------------------------------------     --------------------------------------
Independent Accountants         43       Principal Holders of                28
                                         Securities
------------------------------------     --------------------------------------
Investment Management           28       Ratings of Corporate Debt           43
Services                                 Securities
------------------------------------     --------------------------------------
Investment Objectives and        2       Risk Factors                         2
Policies
------------------------------------     --------------------------------------
Investment Performance          39       Services by Outside Parties         32
------------------------------------     --------------------------------------
Investment Program               8       Tax Status                          38
------------------------------------     --------------------------------------
Investment Restrictions         23       Yield Information                   41
------------------------------------     --------------------------------------





 INVESTMENT OBJECTIVES AND POLICIES
 -------------------------------------------------------------------------------
   The following information supplements the discussion of each fund's investment objectives and policies discussed in each fund's prospectus.

   The funds will not make a material change in their investment objectives without obtaining shareholder approval. Unless otherwise specified, the investment programs and restrictions of the funds are not fundamental policies. Each fund's operating policies are subject to change by each Board of Directors without shareholder approval. However, shareholders will be notified of a material change in an operating policy. Each fund's fundamental policies may not be changed without the approval of at least a majority of the outstanding shares of the fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented. References to the following are as indicated:

                  Investment Company Act of 1940 ("1940 Act")
                  Securities and Exchange Commission ("SEC")
                  T. Rowe Price Associates, Inc. ("T. Rowe Price")
                  Moody's Investors Service, Inc. ("Moody's")
                  Standard & Poor's Corporation ("S&P")
                  Internal Revenue Code of 1986 ("Code")
                  Rowe Price-Fleming International, Inc. ("Price-Fleming")

   Throughout this Statement of Additional Information, "the fund" is intended to refer to each fund listed on the cover page, unless otherwise indicated.



 RISK FACTORS
 -------------------------------------------------------------------------------
   Reference is also made to the sections entitled "Types of Securities" and "Portfolio Management Practices" for discussions of the risks associated with the investments and practices described therein as they apply to the fund.

   The fund's investment manager, Price-Fleming, one of America's largest managers of no-load international mutual fund assets, regularly analyzes a broad range of international equity and fixed income markets in order to assess the degree or risk and level of return that can be expected from each market. Based upon its current assessment, Price-Fleming believes long-term growth of capital may be achieved by investing in marketable securities of non-United States companies which have the potential for growth of capital. Of course, there can be no assurance that Price-Fleming's forecasts of expected return will be reflected in the actual returns achieved by the funds.

   Each fund's share price will fluctuate with market, economic and foreign exchange conditions, and your investment may be worth more or less when redeemed than when purchased. The funds should not be relied upon as a complete investment program, nor used to play short-term swings in the stock or foreign exchange markets. The funds are subject to risks unique to international investing. See discussion under "Risk Factors of Foreign Investing" below. Further, there is no assurance that the favorable trends discussed below will continue, and the funds cannot guarantee they will achieve their objectives.

   Risk Factors of Foreign Investing There are special risks in foreign investing. Certain of these risks are inherent in any international mutual fund while others relate more to the countries in which the fund will invest. Many of the risks are more pronounced for investments in developing or emerging market countries, such as many of the countries of Asia, Latin America, Eastern Europe, Russia, Africa, and the Middle East. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a per capita gross national product of less than $8,000.

  . Political and Economic Factors Individual foreign economies of some countries differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. The internal politics of certain foreign countries are not as stable as in the United States. For example, in 1991, the existing government in Thailand was overthrown in a military coup. In 1994-1995, the Mexican peso plunged in value setting off a severe crisis in the Mexican economy. Asia is still coming to terms with its own crisis and recessionary conditions sparked off by widespread currency weakness in late 1997. In 1998, there was substantial turmoil in markets throughout the world. In 1999, the democratically elected government of Pakistan was overthrown by a military coup. The Russian government also defaulted on all its domestic debt. In addition, significant external political risks currently affect some foreign countries. Both Taiwan and China still claim sovereignty of one another and there is a demilitarized border and hostile relations between North and South Korea.

   Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

  . Currency Fluctuations The fund invests in securities denominated in various currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the fund's assets denominated in that currency. Such changes will also affect the fund's income. Generally, when a given currency appreciates against the dollar (the dollar weakens) the value of the fund's securities denominated in that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens) the value of the fund's securities denominated in that currency would be expected to decline.

  . Investment and Repatriation Restrictions Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions limit at times and preclude investment in certain of such countries and increase the cost and expenses of the fund. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the fund invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. For example, capital invested in Chile normally cannot be repatriated for one year. In 1998, the government of Malaysia imposed currency controls which effectively made it impossible for foreign investors to convert Malaysian ringgits to foreign currencies.

  . Market Characteristics It is contemplated that most foreign securities will be purchased in over-the-counter markets or on securities exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Investments in certain markets may be made through American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs") traded in the United States or on foreign exchanges. Foreign securities markets are generally not as developed or efficient as, and more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and the fund's portfolio securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Securities may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. Commissions on foreign securities are generally higher than commissions on United States exchanges, and while there is an increasing number of overseas securities markets that have adopted a system of negotiated rates, a number are still subject to an established schedule of minimum commission rates. There is generally less government supervision and regulation of foreign securities exchanges, brokers, and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to the fund.

  . Investment Funds The fund may invest in investment funds which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. The fund's investment in these funds is subject to the provisions of the 1940 Act. If the fund invests in such investment funds, the fund's shareholders will bear not only their proportionate share of the expenses of the fund (including operating expenses and the fees of the investment manager), but also will bear indirectly similar expenses of the underlying investment funds. In addition, the securities of these investment funds may trade at a premium over their net asset value.

  . Information and Supervision There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices, and requirements comparable to those applicable to United States companies. It also is often more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities.

  . Taxes The dividends and interest payable on certain of the fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the fund's shareholders.

  . Costs Investors should understand that the expense ratios of the fund can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the fund is higher.

  . Other With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the funds, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

  . Small Companies Small companies may have less experienced management and fewer management resources than larger firms. A smaller company may have greater difficulty obtaining access to capital markets, and may pay more for the capital it obtains. In addition, smaller companies are more likely to be involved in fewer market segments, making them more vulnerable to any downturn in a given segment. Some of these factors may also apply, to a lesser extent, to medium size companies.

   Emerging Market Investing

  . Eastern Europe and Russia Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in most countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally planned economies and state-owned industries. The collapse of the ruble from its crawling peg exchange rate against the U.S. dollar has set back the path of reform for several years. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country's national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of the fund's assets invested in such countries, and these authorities may not qualify as a foreign custodian under the 1940 Act and exemptive relief from such Act may be required. All of these considerations are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia. The fund will only invest in a company located in, or a government of, Eastern Europe and Russia, if it believes the potential return justifies the risk.

  . Latin America

   Inflation Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

   Political Instability The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

   Foreign Currency Certain Latin American countries may experience sudden and large adjustments in their currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the value of the Mexican peso lost more than one-third of its value relative to the dollar. In 1999, the Brazalian real lost 30% of its value against the U.S. dollar. Certain Latin American countries may impose restrictions on the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the fund to engage in foreign currency transactions designed to protect the value of the fund's interests in securities denominated in such currencies.

   Sovereign Debt A number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

  . Japan

   The fund's concentration of its investments in Japan means the fund will be more dependent on the investment considerations discussed above and may be more volatile than a fund which is broadly diversified geographically. To the extent any of the other funds also invest in Japan, such investments will be subject to these same factors. Additional factors relating to Japan include the following:

   Japan has experienced earthquakes and tidal waves of varying degrees of severity, and the risks of such phenomena, and damage resulting therefrom, continue to exist. Japan also has one of the world's highest population densities. A significant percentage of the total population of Japan is concentrated in the metropolitan areas of Tokyo, Osaka and Nagoya.

   Economy The Japanese economy languished for much of the last decade. Lack of effective governmental action in the areas of tax reform to reduce high tax rates, banking regulation to address enormous amounts of bad debt, and economic reforms to attempt to stimulate spending are among the factors cited as possible causes of Japan's economic problems. The yen has had a history of unpredictable and volatile movements against the dollar; a weakening yen hurts U.S. investors holding yen-denominated securities. Finally, the Japanese stock market has experienced wild swings in value and has often been considered significantly overvalued.

   Energy Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported, the majority from the Middle East. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly type industries, has contributed to the reduction of oil consumption. However, there is no guarantee this favorable trend will continue.

   Foreign Trade Overseas trade is important to Japan's economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools and semiconductors and the large trade surpluses ensuing therefrom, Japan has had difficult relations with its trading partners, particularly the U.S. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short- and long-term.

  . Asia (ex-Japan)

   Political Instability The political history of certain Asian countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they continue to occur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers and result in significant disruption in securities markets.

   Foreign Currency Certain Asian countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in 1997 the Thai baht lost 46.75% of its value against the U.S. dollar. Certain Asian countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for the fund to engage in foreign currency transactions designed to protect the value of the fund's interests in securities denominated in such currencies.

   Debt A number of Asian companies are highly dependent on foreign loans for their operation. In 1997, several Asian countries were forced to negotiate loans from the International Monetary Fund ("IMF") and others that impose strict repayment term schedules and require significant economic and financial restructuring.


                  Risk Factors of Investing in Debt Obligations

   Because of their investment policies, the bond funds may or may not be suitable or appropriate for all investors. The funds are not money market funds and are not appropriate investments for those whose primary objective is principal stability. There is risk in all investment. The value of the portfolio securities of each fund will fluctuate based upon market, economic and foreign exchange conditions. Although each fund seeks to reduce risk by investing in a diversified portfolio, such diversification does not eliminate all risk. There can, of course, be no assurance that the funds will achieve these results.

   Yields on short-, intermediate-, and long-term securities are dependent on a variety of factors, including the general conditions of the money, bond and foreign exchange markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of each fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the debt securities in which each fund invests to meet their obligations for the payment of interest and principal when due.

   After purchase by a fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Neither event will require a sale of such security by a fund. However, Price-Fleming will consider such event in its determination of whether a fund should continue to hold the security. To the extent that the ratings given by Moody's and S&P may change as a result of changes in such organizations or their rating systems, the funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus.

   Special Risks of Investing in Junk Bonds The following special considerations are additional risk factors associated with the fund's investments in lower-rated debt securities.

  . Youth and Growth of the Lower-Rated Debt Securities Market The market for lower-rated debt securities is relatively new and its growth has paralleled a long economic expansion. Past experience may not, therefore, provide an accurate indication of future performance of this market, particularly during periods of economic recession. An economic downturn or increase in interest rates is likely to have a greater negative effect on this market, the value of lower-rated debt securities in the fund's portfolio, the fund's net asset value and the ability of the bonds' issuers to repay principal and interest, meet projected business goals, and obtain additional financing than on higher-rated securities. These circumstances also may result in a higher incidence of defaults than with respect to higher-rated securities. An investment in this fund is more speculative than investment in shares of a fund which invests only in higher-rated debt securities.

  . Sensitivity to Interest Rate and Economic Changes Prices of lower-rated debt securities may be more sensitive to adverse economic changes or corporate developments than higher-rated investments. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities. Market prices of lower-rated debt securities structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and may be more volatile than securities which pay interest periodically and in cash. Where it deems it appropriate and in the best interests of fund shareholders, the fund may incur additional expenses to seek recovery on a debt security on which the issuer has defaulted and to pursue litigation to protect the interests of security holders of its portfolio companies.

  . Liquidity and Valuation Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Nonrated securities are usually not as attractive to as many buyers as rated securities are, a factor which may make nonrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the fund and may also limit the ability of the fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets.

   Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. To the extent the fund owns or may acquire illiquid or restricted lower-rated securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Changes in values of debt securities which the fund owns will affect its net asset value per share. If market quotations are not readily available for the fund's lower-rated or nonrated securities, these securities will be valued by a method that the fund's Board of Directors believes accurately reflects fair value. Judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available.

  . Taxation Special tax considerations are associated with investing in lower-rated debt securities structured as zero coupon or pay-in-kind securities. The fund accrues income on these securities prior to the receipt of cash payments. The fund must distribute substantially all of its income to its shareholders to qualify for pass-- through treatment under the tax laws and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.



 INVESTMENT PROGRAM
 -------------------------------------------------------------------------------

                               Types of Securities

   Set forth below is additional information about certain of the investments described in each fund's prospectus.


                               Hybrid Instruments

   Hybrid Instruments (a type of potentially high-risk derivative) have been developed and combine the elements of futures contracts or options with those of debt, preferred equity, or a depository instrument (hereinafter "Hybrid Instruments"). Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles, or commodities (collectively "Underlying Assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

   Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful, and the fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instruments.

   The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets, and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

   Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

   Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

   Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the fund and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor which the fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.


                        Illiquid or Restricted Securities

   Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the fund's Board of Directors. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the fund should be in a position where more than 15% of the value of its net assets is invested in illiquid assets, including restricted securities, the fund will take appropriate steps to protect liquidity.

   Notwithstanding the above, the fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. Price-Fleming, under the supervision of the fund's Board of Directors, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the fund's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, Price-Fleming will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, Price-Fleming could consider the following: (1) frequency of trades and quotes; (2) number of dealers and potential purchases; (3) dealer undertakings to make a market; and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

   Global Bond and Emerging Markets Bond Funds

   The securities of U.S. issuers in which these funds may invest include, but are not limited to, the following:

  . U.S. Government Obligations Debt securities issued by the U.S. Treasury.
   These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

  . U.S. Government Agency Securities Issued or guaranteed by U.S.
   government-sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

  . Bank Obligations Certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The fund may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

  . Savings and Loan Obligations Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

  . Supranational Agencies Securities of certain supranational entities, such as the International Development Bank.

  . Collateralized Mortgage Obligations (CMOs) CMOs are bonds that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO deal are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under such CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranche of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When that tranche of bonds is retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche, or group of bonds, is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate and long final maturities and expected average lives.

  . Asset Backed Receivables The asset-backed securities that may be purchased include, but are not limited to, Certificates for Automobile Receivables (CARSsm) and Credit Card Receivable Securities. CARSsm represent undivided fractional interests in a trust whose assets consists of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing these contracts. In addition to the general risks pertaining to all asset-backed securities, CARSsm are subject to the risks of delayed payments or losses if the full amounts due on underlying sales contracts are not realized by the trust due to unanticipated legal or administrative costs of enforcing the contracts or due to depreciation, damage or loss of the vehicles securing the contracts. Credit Card Receivable Securities are backed by receivables from revolving credit card accounts. Since balances on revolving credit card accounts are generally paid down more rapidly than CARSsm, issuers often lengthen the maturity of these securities by providing for a fixed period during which interest payments are passed through and principal payments are used to fund the transfer of additional receivables to the underlying pool. The failure of the underlying receivables to generate principal payments may therefore shorten the maturity of these securities. In addition, unlike most other asset-backed securities, Credit Card Receivable Securities are backed by obligations that are not secured by an interest in personal or real property.

   There are, of course, other types of securities that are, or may become available, which are similar to the foregoing and the funds may invest in these securities.



 PORTFOLIO MANAGEMENT PRACTICES
 -------------------------------------------------------------------------------

                         Lending of Portfolio Securities

   Securities loans are made to broker-dealers, institutional investors, or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit, or such other collateral as may be permitted under its investment program. While the securities are being lent, the fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The fund has a right to call each loan and obtain the securities, within such period of time which coincides with the normal settlement period for purchases and sales of such securities in the respective markets. The fund will not have the right to vote on securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by Price-Fleming to be of good standing and will not be made unless, in the judgment of Price-Fleming, the consideration to be earned from such loans would justify the risk.


                         Interfund Borrowing and Lending

   The fund is a party to an exemptive order received from the SEC on December 8, 1998, amended on November 23, 1999, that permits it to borrow money from and/or lend money to other funds in the T. Rowe Price complex ("Price Funds"). All loans are set at an interest rate between the rate charged on overnight repurchase agreements and short-term bank loans. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The program is subject to the oversight and periodic review of the Boards of Directors of the Price Funds.


                              Repurchase Agreements

   The fund may enter into a repurchase agreement through which an investor (such as the fund) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price's approved list and have a credit rating with respect to its short-term debt of at least A1 by S&P, P1 by Moody's, or the equivalent rating by T. Rowe Price. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The fund will only enter into repurchase agreements where (1) the underlying securities are of the type (excluding maturity limitations) which the fund's investment guidelines would allow it to purchase directly, (2) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (3) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.


                              Money Market Reserves

   It is expected that the fund will invest its cash reserves primarily in one or more money market funds established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price and Price-Fleming. Currently, two such money market funds are in operation-Reserve Investment Fund ("RIF") and Government Reserve Investment Fund ("GRF"), each a series of the Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the SEC (Investment Company Act Release No. IC-22770, July 29, 1997).

   Both funds must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. The RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRF invests primarily in a portfolio of U.S. government-backed securities, primarily U.S. Treasuries, and repurchase agreements thereon.

   The RIF and GRF provide a very efficient means of managing the cash reserves of the fund. While neither RIF or GRF pay an advisory fee to the Investment Manager, they will incur other expenses. However, the RIF and GRF are expected by T. Rowe Price to operate at very low expense ratios. The fund will only invest in RIF or GRF to the extent it is consistent with its objective and program.

   Neither fund is insured or guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share.


                                     Options

   Options are a type of potentially high-risk derivative.


                          Writing Covered Call Options

   The fund may write (sell) American or European style "covered" call options and purchase options to close out options previously written by the fund. In writing covered call options, the fund expects to generate additional premium income which should serve to enhance the fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in Price-Fleming's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the fund.

   A call option gives the holder (buyer) the "right to purchase," and the writer (seller) has the "obligation to sell," a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation.

   The fund generally will write only covered call options. This means that the fund will either own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option. From time to time, the fund will write a call option that is not covered as indicated above but where the fund will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as permitted by the SEC having a value equal to the fluctuating market value of the optioned securities or currencies. While such an option would be "covered" with sufficient collateral to satisfy SEC prohibitions on issuing senior securities, this type of strategy would expose the fund to the risks of writing uncovered options.

   Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the fund generally will not do), but capable of enhancing the fund's total return. When writing a covered call option, a fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the fund has written expires, the fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the fund will realize a gain or loss from the sale of the underlying security or currency. The fund does not consider a security or currency covered by a call to be "pledged" as that term is used in the fund's policy which limits the pledging or mortgaging of its assets. If the fund writes an uncovered option as described above, it will bear the risk of having to purchase the security subject to the option at a price higher than the exercise price of the option. As the price of a security could appreciate substantially, the fund's loss could be significant.

   The premium received is the market value of an option. The premium the fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, Price-Fleming, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the fund for writing covered call options will be recorded as a liability of the fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

   Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the fund will be able to effect such closing transactions at favorable prices. If the fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

   Call options written by the fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

   The fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the fund.

   The fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering written call or put options exceeds 25% of the market value of the fund's net assets. In calculating the 25% limit, the fund will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.


                           Writing Covered Put Options

   The fund may write American or European style covered put options and purchase options to close out options previously written by the fund. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment to the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

   The fund would write put options only on a covered basis, which means that the fund would maintain in a segregated account cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as determined by the SEC, in an amount not less than the exercise price or the fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.)

   The fund would generally write covered put options in circumstances where Price-Fleming wishes to purchase the underlying security or currency for the fund's portfolio at a price lower than the current market price of the security or currency. In such event the fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the fund. In addition, the fund, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

   The fund will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the fund's net assets. In calculating the 25% limit, the fund will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates.


                             Purchasing Put Options

   The fund may purchase American or European style put options. As the holder of a put option, the fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided next.

   The fund may purchase a put option on an underlying security or currency (a "protective put") owned by the fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where T. Rowe Price deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

   The fund may also purchase put options at a time when the fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

   The fund will not commit more than 5% of its assets to premiums when purchasing put and call options. The premium paid by the fund when purchasing a put option will be recorded as an asset of the fund. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.


                             Purchasing Call Options

   The fund may purchase American or European style call options. As the holder of a call option, the fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided next.

   Call options may be purchased by the fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

   The fund will not commit more than 5% of its assets to premiums when purchasing call and put options. The fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.


                        Dealer (Over-the-Counter) Options

   The fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the fund would look to a clearing corporation to exercise exchange-traded options, if the fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the fund as well as loss of the expected benefit of the transaction.

   Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the fund originally wrote the option. While the fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the fund, there can be no assurance that the fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the fund may be unable to liquidate a dealer option. With respect to options written by the fund, the inability to enter into a closing transaction may result in material losses to the fund. For example, since the fund must maintain a secured position with respect to any call option on a security it writes, the fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a fund's ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

   The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The fund may treat the cover used for written Over-the-Counter ("OTC") options as liquid if the dealer agrees that the fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option.


                                Futures Contracts

   Futures contracts are a type of potentially high-risk derivative.

   Transactions in Futures

   The funds may enter into financial futures contracts including stock index, interest rate, and currency futures ("futures" or "futures contracts"); however, the funds have no current intention of entering into stock index futures. The funds, however, reserve the right to trade in financial futures of any kind.

   Stock index futures contracts may be used to provide a hedge for a portion of the fund's portfolio, as a cash management tool, or as an efficient way for Price-Fleming to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The fund may purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the fund's portfolio successfully, the fund must sell futures contacts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the fund's portfolio securities.

   Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the fund. In this regard, the fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

   The fund will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the fund's objectives in these areas.

   Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the fund's objectives in these areas.

   Regulatory Limitations
   If the fund purchases or sells futures contracts or related options which do not qualify as bona fide hedging under applicable CFTC rules, the aggregate initial margin deposits and premium required to establish those positions cannot exceed 5% of the liquidation value of the fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy, options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options." This policy may be modified by the Board of Directors without a shareholder vote and does not limit the percentage of the fund's assets at risk to 5%.

   In instances involving the purchase of futures contracts or the writing of call or put options thereon by the fund, an amount of cash, liquid assets, or other suitable cover as permitted by the SEC, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified by the fund to cover the position, or alternative cover (such as owning an offsetting position) will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a fund's assets to cover or identified accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

   If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the fund would comply with such new restrictions.

   Trading in Futures Contracts
   A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time, and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

   Unlike when the fund purchases or sells a security, no price would be paid or received by the fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the fund's open positions in futures contracts, the fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, or liquid assets known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

   If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the fund.

   These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

   Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the fund realizes a gain; if it is more, the fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the fund realizes a gain; if it is less, the fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the fund is not able to enter into an offsetting transaction, the fund will continue to be required to maintain the margin deposits on the futures contract.

   As an example of an offsetting transaction in which the underlying instrument is not delivered, the contractual obligations arising from the sale of one contract of September Treasury bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of one contract of September Treasury bills on the same exchange. In such instance, the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the fund.


               Special Risks of Transactions in Futures Contracts

  . Volatility and Leverage The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

   Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

   Margin deposits required on futures trading are low. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

  . Liquidity The fund may elect to close some or all of its futures positions at any time prior to their expiration. The fund would do so to reduce exposure represented by long futures positions or short futures positions. The fund may close its positions by taking opposite positions which would operate to terminate the fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the fund, and the fund would realize a loss or a gain.

   Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described next, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

  . Hedging Risk A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market or interest rate trends. There are several risks in connection with the use by the fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. Price-Fleming will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the fund's underlying instruments sought to be hedged.

   Successful use of futures contracts by the fund for hedging purposes is also subject to Price-Fleming's ability to correctly predict movements in the direction of the market. It is possible that, when the fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the fund's portfolio might decline. If this were to occur, the fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, Price-Fleming believes that over time the value of the fund's portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that, if the fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

   In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets and, as a result, the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by Price-Fleming might not result in a successful hedging transaction over a very short time period.


                          Options on Futures Contracts

   The fund may purchase and sell options on the same types of futures in which it may invest.

   Options (another type of potentially high-risk derivative) on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

   As an alternative to writing or purchasing call and put options on stock index futures, the fund may write or purchase call and put options on financial indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the fund and other T. Rowe Price funds. Such aggregated orders would be allocated among the funds and the other T. Rowe Price funds in a fair and nondiscriminatory manner.

          Special Risks of Transactions in Options on Futures Contracts

   The risks described under "Special Risks in Transactions on Futures Contracts" are substantially the same as the risks of using options on futures. If the fund were to write an option on a futures contract, it would be required to deposit and maintain initial and variation margin in the same manner as a regular futures contract. In addition, where the fund seeks to close out an option position by writing or buying an offsetting option covering the same index, underlying instrument or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.


                    Additional Futures and Options Contracts

   Although the fund has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.


                           Foreign Futures and Options

   Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when the fund trades foreign futures or foreign options contracts, it may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from the fund for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time the fund's order is placed and the time it is liquidated, offset or exercised.


                          Foreign Currency Transactions

   A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

   The fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. The fund's use of such contracts would include, but not be limited to, the following:

   First, when the fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

   Second, when Price-Fleming believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parties will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, Price-Fleming believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interest of the fund will be served.

   The fund may enter into forward contacts for any other purpose consistent with the fund's investment objective and program. However, the fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the fund's holdings of liquid, high-grade debt securities, currency available for cover of the forward contract(s), or other suitable cover as permitted by the SEC. In determining the amount to be delivered under a contract, the fund may net offsetting positions.

   At the maturity of a forward contract, the fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

   If the fund retains the portfolio security and engages in an offsetting transaction, the fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   The fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by Price-Fleming. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

   Although the fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and there are costs associated with currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

   Under certain circumstances, each fund, with the exception of International Bond Fund, may commit a substantial portion or the entire value of its assets to the consummation of these contracts. Price-Fleming will consider the effect of a substantial commitment of its assets to forward contracts would have on the investment program of the fund and the flexibility of the fund to purchase additional securities.


    Federal Tax Treatment of Options, Futures Contracts, and Forward Foreign
                               Exchange Contracts

   The fund may enter into certain options, futures, and forward foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

   Transactions that are considered Section 1256 contracts will be considered to have been closed at the end of the fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain (taxable at a maximum rate of 20%) or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument (ordinary income or loss for foreign exchange contracts). The fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

   Options, futures, and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar-denominated bond or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

   Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital losses, if the security covering the option was held for more than 12 months prior to the writing of the option.

   In order for the fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Tax regulations could be issued limiting the extent that net gain realized from option, futures, or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement.

   As a result of the "Taxpayer Relief Act of 1997," entering into certain options, futures contracts, or forward contracts may result in the "constructive sale" of offsetting stocks or debt securities of the fund.


             When-Issued Securities and Forward Commitment Contracts

   The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for When-Issueds, but may be substantially longer for Forwards. During the period between purchase and settlement, no payment is made by the fund to the issuer and no interest accrues to the fund. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement. The longer the period between purchase and settlement, the greater the risks are. At the time the fund makes the commitment to purchase these securities, it will record the transaction and reflect the value of the security in determining its net asset value. The fund will cover these securities by maintaining cash, liquid, high-grade debt securities, or other suitable cover as permitted by the SEC with its custodian bank equal in value to commitments for them during the time between the purchase and the settlement. Therefore, the longer this period, the longer the period during which alternative investment options are not available to the fund (to the extent of the securities used for cover). Such securities either will mature or, if necessary, be sold on or before the settlement date.

   To the extent the fund remains fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time it purchases these securities, there will be greater fluctuations in the fund's net asset value than if the fund did not purchase them.



 INVESTMENT RESTRICTIONS
 -------------------------------------------------------------------------------
   Fundamental policies may not be changed without the approval of the lesser of
   (1) 67% of the fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of a fund's outstanding shares. Other restrictions in the form of operating policies are subject to change by the fund's Board of Directors without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the fund. Calculation of the fund's total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the fund's prospectus or Statement of Additional Information will not include cash collateral held in connection with securities lending activities.


                              Fundamental Policies

   As a matter of fundamental policy, the fund may not:

   (1) Borrowing Borrow money except that the fund may (i) borrow for non-leveraging, temporary, or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the fund's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33/1//\\/3/\\% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The fund may borrow from banks, other Price Funds, or other persons to the extent permitted by applicable law;

   (2) Commodities Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

   (3) Industry Concentration (Global Bond and Emerging Markets Bond) Purchase the securities of any issuer if, as a result, more than 25% of the value of the fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

       Industry Concentration (International Bond Fund) Purchase the securities of any issuer if, as a result, more than 25% of the value of the fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that the fund will normally concentrate 25% or more of its assets in securities of the banking industry when the fund's position in issues maturing in one year or less equals 35% or more of the fund's total assets;

   (4) Loans Make loans, although the fund may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33/1//\\/3/\\% of the value of the fund's total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities and purchase debt;

   (5) Real Estate Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

   (6) Senior Securities Issue senior securities except in compliance with the 1940 Act; or

   (7) Underwriting Underwrite securities issued by other persons, except to the extent that the fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.


                                      NOTES

       The following Notes should be read in connection with the above-described fundamental policies. The Notes are not fundamental policies.

       With respect to investment restriction (2), the fund does not consider currency contracts or hybrid investments to be commodities.

       For purposes of investment restriction (3), U.S., state, or local governments, or related agencies or instrumentalities, are not considered an industry. Industries are determined by reference to the classifications of industries set forth in the fund's semiannual and annual reports. It is the position of the Staff of the SEC that foreign governments are industries for purposes of this restriction. For as long as this staff position is in effect, the fund will not invest more than 25% of its total assets in the securities of any single foreign governmental issuer. For purposes of this restriction, governmental entities are considered separate issuers.

       For purposes of investment restriction (4), the fund will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.


                               Operating Policies

   As a matter of operating policy, the fund may not:

   (1) Borrowing Purchase additional securities when money borrowed exceeds 5% of its total assets;

   (2) Control of Portfolio Companies Invest in companies for the purpose of exercising management or control;

   (3) Futures Contracts Purchase a futures contract or an option thereon, if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the fund's net asset value;

   (4) Illiquid Securities Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities;

   (5) Investment Companies Purchase securities of open-end or closed-end investment companies except (i) in compliance with the 1940 Act; or (ii) securities of the Reserve Investment or Government Reserve Investment Funds;

   (6) Margin Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and
       (ii) it may make margin deposits in connection with futures contracts or other permissible investments;

   (7) Mortgaging Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging, or hypothecating may not exceed 33/1//\\/3/\\% of the fund's total assets at the time of borrowing or investment;

   (8) Oil and Gas Programs Purchase participations or other direct interests in, or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the fund would be invested in such programs;

   (9) Options, etc. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;

   (10) Short Sales Effect short sales of securities; or

   (11) Warrants Invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the fund would be invested in warrants.

   In addition to the restrictions described above, some foreign countries limit, or prohibit, all direct foreign investment in the securities of their companies. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. For tax purposes, these funds may be known as Passive Foreign Investment Companies. Each fund is subject to certain percentage limitations under the 1940 Act and certain states relating to the purchase of securities of investment companies, and may be subject to the limitation that no more than 10% of the value of the fund's total assets may be invested in such securities.



 MANAGEMENT OF THE FUNDS
 -------------------------------------------------------------------------------
   The officers and directors of the fund are listed below. Unless otherwise noted, the address of each is 100 East Pratt Street, Baltimore, Maryland 21202. Except as indicated, each has been an employee of T. Rowe Price for more than five years. In the list below, the fund's directors who are considered "interested persons" of T. Rowe Price as defined under Section 2(a)(19) of the 1940 Act are noted with an asterisk (*). These directors are referred to as inside directors by virtue of their officership, directorship, and/or employment with T. Rowe Price.


                           Independent Directors/(a)/

   ANTHONY W. DEERING, 1/28/45, Director, Chairman of the Board, President, and Chief Executive Officer, The Rouse Company, real estate developers, Columbia, Maryland; Address: 10275 Little Patuxent Parkway, Columbia, Maryland 21044

   DONALD W. DICK, JR., 1/27/43, Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm; formerly (5/89-6/95) Principal, Overseas Partners, Inc., a financial investment firm; formerly (6/65-3/89) Director and Vice President; Consumer Products Division, McCormick & Company, Inc., international food processors; Director, Waverly, Inc., Baltimore, Maryland; Address: P.O.Box 491, Chilmark, Massachusetts 02535

   PAUL M. WYTHES, 6/23/33, Founding Partner of Sutter Hill Ventures, a venture capital limited partnership, providing equity capital to young high technology companies throughout the United States; Director, Teltone Corporation and InterVentional Technologies Inc.; Address: 755 Page Mill Road, Suite A200, Palo Alto, California 94304-1005

  (a) Unless otherwise indicated, the Independent Directors have been at their respective companies for at least five years.


                            Inside Directors/Officers

  * M. DAVID TESTA, 4/22/44, Director and Vice President-Chairman of the Board and Director, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst

  * MARTIN G. WADE, 2/16/43, Chairman of the Board-Director, Chief Executive Officer, and Vice Chairman of the Board, Price-Fleming; Director, T. Rowe Price, Fleming Holdings Limited, and Robert Fleming Asset Management;
   Address: 25 Copthall Avenue, London, EC2R 7DR, England

   JOHN R. FORD, 11/25/57, President-Chief Investment Officer and Executive Vice President, Price-Fleming; Chartered Financial Analyst

   PETER B. ASKEW, 5/10/53, Executive Vice President-Executive Vice President, Price-Fleming

   DAVID J.L. WARREN, 4/14/57, Executive Vice President-President, Price-Fleming

   CHRISTOPHER D. ALDERSON, 3/29/62, Vice President-Vice President,
   Price-Fleming

   MARK C.J. BICKFORD-SMITH, 4/30/62, Vice President-Vice President and portfolio manager of Price-Fleming; formerly a Director and Portfolio Manager of Jardine Fleming Investment Management

   ROBERT P. CAMPBELL, 1/31/56, Vice President-Vice President, T. Rowe Price and
   T. Rowe Price Trust Company

   MICHAEL J. CONELIUS, 6/16/64, Vice President-Vice President, T. Rowe Price and Price-Fleming

   FRANCES DYDASCO, 5/8/66, Vice President-Vice President and portfolio manager of Price-Fleming (Singapore); formerly (1994-1996) an Investment Manager at LGT Asset Management Ltd. (Hong Kong); and (1993-1994) with East Asia Hamon Asset (Hong Kong)

   MARK J.T. EDWARDS, 10/27/57, Vice President-Vice President, Price-Fleming

   HENRY H. HOPKINS, 12/23/42, Vice President-Vice President, Price-Fleming and
   T. Rowe Price Retirement Plan Services, Inc.; Director and Managing Director,
   T. Rowe Price; Vice President and Director, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc. and T. Rowe Price Trust Company

   IAN J. MACDONALD, 1/7/62, Vice President-Vice President, Price-Fleming; formerly (1997-1992) Senior Fund Manager at Mercury Asset Management (Japan)

   GEORGE A. MURNAGHAN, 5/1/56, Vice President-Managing Director, T. Rowe Price; Executive Vice President, Price-Fleming; Vice President, T. Rowe Price Trust Company and T. Rowe Price Investment Services, Inc.

   GONZALO PANGARO, 11/27/68, Vice President-Vice President, Price-Fleming

   ROBERT A. REVEL-CHION, 3/9/65, Vice President-Vice President, Price-Fleming; formerly (1997-1994) portfolio manager, Jardine Fleming (Hong Kong), and (1987-1993) Assistant Investment Manager, Nestle Rewntree Pension Trust

   JAMES S. RIEPE, 6/25/43, Vice President-Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price; Chairman of the Board and Director, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Retirement Plan Services, Inc.; Chairman of the Board, Director, President, and Trust Officer, T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation

   CHRISTOPHER ROTHERY, 5/26/63, Vice President-Vice President, Price-Fleming

   JAMES B.M. SEDDON, 6/17/64, Vice President-Vice President, Price-Fleming

   ROBERT W. SMITH, 4/11/61, Vice President-Managing Director, T. Rowe Price; Vice President, Price-Fleming

   BENEDICT R.F. THOMAS, 8/27/64, Vice President-Vice President, Price-Fleming; Chartered Financial Analyst

   JUSTIN THOMSON, 1/14/68, Vice President-Vice President, Price-Fleming; (1998 to present) Small Cap Co-Ordinator, Price-Fleming; formerly (1991-1998) Portfolio Manager; G. T. Capital/Invesco

   WILLIAM F. WENDLER II, 3/14/62, Vice President-Vice President, T. Rowe Price, Price-Fleming, and T. Rowe Price Investment Services, Inc.

   RICHARD T. WHITNEY, 5/7/58, Vice President-Managing Director, T. Rowe Price; Vice President, Price-Fleming and T. Rowe Price Trust Company; Chartered Financial Analyst

   EDWARD A. WIESE, 4/12/59, Vice President-Vice President, T. Rowe Price and T. Rowe Price Trust Company; Chartered Financial Analyst

   PATRICIA B. LIPPERT, 1/12/53, Secretary-Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

   JOSEPH A. CARRIER, 12/30/60, Treasurer-Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

   DAVID S. MIDDLETON, 1/18/56, Controller-Vice President, T. Rowe Price and T. Rowe Price Trust Company

   ANN B. CRANMER, 3/23/47, Assistant Vice President-Vice President,
   Price-Fleming

   ROGER L. FIERY III, 2/10/59, Assistant Vice President-Vice President, Price-Fleming and T. Rowe Price

   LEAH P. HOLMES, 2/11/44, Assistant Vice President-Vice President, Price-Fleming; Assistant Vice President, T. Rowe Price

   INGRID I. VORDEMBERGE, 9/27/35, Assistant Vice President-Employee, T. Rowe Price


                               Compensation Table

   The funds do not pay pension or retirement benefits to their independent officers or directors. Also, any director of a fund who is an officer or employee of T. Rowe Price or Price-Fleming does not receive any remuneration from the fund.

Name of Person,                         Aggregate Compensation from                   Total Compensation from Fund and
Position                                Fund(a)                                       Fund Complex Paid to Directors(b)
--------------------------------------  --------------------------------------------  ---------------------------------
--------------------------------------------------------------------------------------------------------------------------
Global Bond Fund
Anthony W. Deering, Director                                                  $1,680                             $80,000
Donald W. Dick, Director                                                       1,680                              82,000
Paul M. Wythes, Director                                                       1,680                              80,000
--------------------------------------------------------------------------------------------------------------------------
International Bond Fund
Anthony W. Deering, Director                                                  $2,015                             $80,000
Donald W. Dick, Director                                                       1,949                              82,000
Paul M. Wythes, Director                                                       1,949                              80,000
--------------------------------------------------------------------------------------------------------------------------
Emerging Markets Bond Fund
Anthony W. Deering, Director                                                  $1,774                             $80,000
                                                                                   1
                                                                                   ,
Donald W. Dick, Director                                                         714                              82,000
Paul M. Wythes, Director                                                       1,762                              80,000
--------------------------------------------------------------------------------------------------------------------------



 (a) Amounts in this column are based on accrued compensation for calendar year 1999.

 (b) Amounts in this column are based on compensation received from January 1, 1999, to December 31, 1999. The T. Rowe Price complex included 88 funds as of December 31, 1999.

   All Funds

   The fund's Executive Committee, consisting of the fund's interested directors, has been authorized by its respective Board of Directors to exercise all powers of the Board to manage the funds in the intervals between meetings of the Board, except the powers prohibited by statute from being delegated.

 PRINCIPAL HOLDERS OF SECURITIES
 -------------------------------------------------------------------------------
   As of the date of the prospectus, the officers and directors of the fund, as a group, owned less than 1% of the outstanding shares of the fund.

   As of April 1, 2000, the following shareholders beneficially owned more than 5% of the outstanding shares of the fund:

   International Bond Fund: Charles Schwab & Co. Inc., Reinvest Account, Attn.:
   Mutual Fund Dept., 101 Montgomery Street, San Francisco, California 94104-4122; and Spectrum Income Fund, 100 East Pratt Street, Baltimore, Maryland 21202.

   Emerging Markets Bond Fund: Spectrum Income Fund, 100 East Pratt Street, Baltimore, Maryland 21202.



 INVESTMENT MANAGEMENT SERVICES
 -------------------------------------------------------------------------------
   Services
   Under the Management Agreement, Price-Fleming provides the fund with discretionary investment services. Specifically, Price-Fleming is responsible for supervising and directing the investments of the fund in accordance with the fund's investment objectives, program, and restrictions as provided in its prospectus and this Statement of Additional Information. Price-Fleming is also responsible for effecting all security transactions on behalf of the fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In addition to these services, Price-Fleming provides the fund with certain corporate administrative services, including: maintaining the fund's corporate existence and corporate records; registering and qualifying fund shares under federal laws; monitoring the financial, accounting, and administrative functions of the fund; maintaining liaison with the agents employed by the fund such as the fund's custodian and transfer agent; assisting the fund in the coordination of such agents' activities; and permitting Price-Fleming's employees to serve as officers, directors, and committee members of the fund without cost to the fund.

   The Management Agreement also provides that Price-Fleming, its directors, officers, employees, and certain other persons performing specific functions for the fund will only be liable to the fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

   Under the Management Agreement, Price-Fleming is permitted to utilize the services or facilities of others to provide it or the funds with statistical and other factual information, advice regarding economic factors and trends, advice as to occasional transactions in specific securities, and such other information, advice or assistance as Price-Fleming may deem necessary, appropriate, or convenient for the discharge of its obligations under the Management Agreement or otherwise helpful to the funds.

   Certain administrative support is provided by T. Rowe Price, which receives from Price-Fleming a fee of 0.15% of the market value of all assets in equity accounts, 0.15% of the market value of all assets in active fixed income accounts, and 0.035% of the market value of all assets in passive fixed income accounts under Price-Fleming's management. Price-Fleming has entered into research agreements with Fleming Investment Management Limited (FIM) and Jardine Fleming International Holdings Limited (JFIH). For services under the research agreements, FIM and JFIH each receive a fee of 0.075% of the market value of all assets in equity accounts under Price-Fleming's management. FIM and JFIH each receive a fee of 0.075% of the market value of all assets in active fixed income accounts and 0.0175% of such market value in passive fixed income accounts under Price-Fleming's management. In addition to the research provided under these agreements, Price-Fleming has access to the publicly available research materials produced by FIM and JFIH. FIM is a wholly owned subsidiary of Flemings. JFIH is a wholly owned subsidiary of Jardine Fleming.

   On April 11, 2000, T. Rowe Price Associates, Inc. ("T. Rowe Price") entered into an agreement with Robert Fleming Holdings, Ltd. and other related companies (collectively "Flemings") to purchase Flemings's 50% interest in Rowe Price-Fleming International, Inc. ("RPFI"), the investment adviser to the fund. As a result of the purchase, T. Rowe Price will own all of RPFI and have the right to elect all of its directors. The transaction is subject to the approval of several regulatory bodies outside the United States but, barring any unexpected developments, should be finalized no later than December 31, 2000. Because the transaction may be deemed to be a change in control of RPFI that would result in the termination of the investment management agreements between RPFI and the funds, we intend to seek the approval of the boards of directors and shareholders of the funds of new investment management agreements with RPFI. It is anticipated that any new investment management agreements would be identical in all material respects to the existing agreements with RPFI. We expect to hold shareholder meetings to vote on the new agreements in the second half of this year. Research agreements between RPFI and Flemings also will cease at the time the transaction becomes final. At that time, the parties may enter into a transition agreement under which research and other services will be provided to RPFI by Flemings.

   Management Fee
   The fund pays Price-Fleming a fee ("Fee") which consists of two components: a Group Management Fee ("Group Fee") and an Individual Fund Fee ("Fund Fee"). The Fee is paid monthly to Price-Fleming on the first business day of the next succeeding calendar month and is calculated as described next.

   The monthly Group Fee ("Monthly Group Fee") is the sum of the daily Group Fee accruals ("Daily Group Fee Accruals") for each month. The Daily Group Fee Accrual for any particular day is computed by multiplying the Price Funds' group fee accrual as determined below ("Daily Price Funds' Group Fee Accrual") by the ratio of the Price Fund's net assets for that day to the sum of the aggregate net assets of the Price Funds for that day. The Daily Price Funds' Group Fee Accrual for any particular day is calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the annualized Daily Price Funds' Group Fee Accrual for that day as determined in accordance with the following schedule:

   Price Funds' Annual Group Base Fee Rate for Each
                   Level of Assets
                                                0.480%  First $1 billion  0.360%  Next $2 billion   0.310%  Next $16 billion
                                                ------------------------------------------------------------------------------
                                                0.450%  Next $1 billion   0.350%  Next $2 billion   0.305%  Next $30 billion
                                                ------------------------------------------------------------------------------
                                                0.420%  Next $1 billion   0.340%  Next $5 billion   0.300%  Next $40 billion
                                                ------------------------------------------------------------------------------
                                                0.390%  Next $1 billion   0.330%  Next $10 billion  0.295%  Thereafter
                                                ------------------------------------------------------------------------------
                                                0.370%  Next $1 billion   0.320%  Next $10 billion


   For the purpose of calculating the Group Fee, the Price Funds include all the mutual funds distributed by Investment Services, (excluding the T. Rowe Price Spectrum Funds, and any institutional, index, or private label mutual funds). For the purpose of calculating the Daily Price Funds' Group Fee Accrual for any particular day, the net assets of each Price Fund are determined in accordance with the funds' prospectus as of the close of business on the previous business day on which the fund was open for business.

   The monthly Fund Fee ("Monthly Fund Fee") is the sum of the daily Fund Fee accruals ("Daily Fund Fee Accruals") for each month. The Daily Fund Fee Accrual for any particular day is computed by multiplying the fraction of one
   (1) over the number of calendar days in the year by the individual Fund Fee Rate and multiplying this product by the net assets of the fund for that day, as determined in accordance with the fund's prospectus as of the close of business on the previous business day on which the fund was open for business. The individual fund fees of each fund are listed in the following chart:

Global Bond Fund                  0.35%
International Bond Fund           0.35
Emerging Markets Bond Fund        0.45

   The following chart sets forth the total management fees, if any, paid to Price-Fleming by the funds during the last three years:

                        Fund                                1999            1998             1997
                        ----                                ----            ----             ----
Global Bond                                              $   54,000      $  102,000       $  265,000
International Bond                                        5,822,000       5,663,000        6,039,000
Emerging Markets Bond                                     1,329,000         943,000          458,000




   Limitation on Fund Expenses
   The Management Agreement between each fund and Price-Fleming provides that each fund will bear all expenses of its operations not specifically assumed by Price-Fleming. Set forth in the prospectus are details of various expense limitations agreed to by Price-Fleming and the funds.

   Global Bond Fund

   In the interest of limiting the expenses of the fund, Price-Fleming agreed to waive and bear any expenses, which would cause the fund's ratio of expenses to average net assets to exceed 1.20%. Effective January 1, 1995, Price-Fleming agreed to extend the fund's existing 1.20% expense limitation for a period of two years through December 31, 1996. Effective January 1, 1997, Price-Fleming agreed to extend the fund's 1.20% for a period of two years through December 31, 1998. Effective January 1, 1998, Price-Fleming lowered the expense limitation to 1.00%. Effective January 1, 1999, Price-Fleming agreed to extend the fund's 1.00% for a period of two years through December 31, 2000. Fees waived or expenses paid or assumed under these agreements are subject to reimbursement to Price-Fleming by the fund whenever the fund's expense ratio is below 1.20% (or 1.00% for the period January 1, 1998 to December 31, 1998); however, no reimbursement will be made after December 31, 1998 (for the first agreement); or December 31, 2000 (for the second agreement); or December 31, 2002 (for the third agreement); or if it would result in the expense ratio exceeding 1.20% (for the first agreement and for the period January 1, 1997 to December 31, 1997) or 1.00% (for the period January 1, 1998 to December 31, 1998 and for the third agreement). The Management Agreement also provides that one or more additional expense limitation periods (of the same or different time periods) may be implemented after the expiration of the current one, and that with respect to any such additional limitation period, the fund may reimburse Price-Fleming, provided the reimbursement does not result in the fund's aggregate expenses exceeding the additional expense limitation.

   Pursuant to the Global Bond Fund's expense limitations, management fees aggregating $190,000, were not accrued for the year ended December 31, 1999, another $248,000 remains subject to reimbursement through December 31, 2000.

   Emerging Markets Bond Fund

   In the interest of limiting the expenses of the fund during its initial period of operations, Price-Fleming agreed to waive fees and bear any expenses through December 31, 1996, which would cause the fund's ratio of expenses to average net assets to exceed 1.25%. Effective January 1, 1997, Price-Fleming agreed to extend the fund's existing expense limitation of 1.25% for a period of two years through December 31, 1998. Effective January 1, 1999, Price-Fleming agreed to extend the fund's existing expense limitation of 1.25% for a period of two years through December 31, 2000. Fees waived or expenses paid or assumed under these agreements are subject to reimbursement to Price-Fleming by the fund whenever the fund's expense ratio is below 1.25%; however, no reimbursement will be made to Price-Fleming after December 31, 1998 (for the first agreement); or December 31, 2000 (for the second agreement); or December 31, 2002 (for the third agreement); or if it would result in the expense ratio exceeding 1.25%. The Management Agreement also provides that one or more additional expense limitation periods (of the same or different time periods) may be implemented after the expiration of the current one, and that with respect to any such additional limitation period, the fund may reimburse Price-Fleming, provided the reimbursement does not result in the fund's aggregate expenses exceeding the additional expense limitation.

   Pursuant to Emerging Markets Bond Fund's expense limitation agreement, $100,000 of management fees were not accrued for the year ended December 31, 1999. In addition, $92,000 of unaccrued management fees and other expenses from prior years remains subject to reimbursement through December 31, 2000.

   International Bond Fund-Advisor Class

   In the interest of limiting the expenses of the fund, Price-Fleming agreed to waive and bear any expenses, which would cause the class's ratio of expenses to average net assets to exceed 1.15%. Fees waived or expenses paid or assumed under these agreements are subject to reimbursement to Price-Fleming by the fund whenever the class's expense ratio is below 1.15%; however, no reimbursement will be made after December 31, 2001; or if it would result in the expense ratio exceeding 1.15%. The Management Agreement also provides that one or more additional expense limitation periods (of the same or different time periods) may be implemented after the expiration of the current one, and that with respect to any such additional limitation period, the fund may reimburse Price-Fleming, provided the reimbursement does not result in the fund's aggregate expenses exceeding the additional expense limitation.

   T. Rowe Price Spectrum Fund, Inc.
   The International Bond and Emerging Markets Bond Funds are parties to Special Servicing Agreements ("Agreement") between and among T. Rowe Price Spectrum Fund, Inc. ("Spectrum Fund"), T. Rowe Price, Price-Fleming, and various other
   T. Rowe Price funds which, along with such funds, are funds in which Spectrum Fund invests (collectively all such funds "Underlying Price Funds").

   The Agreement provides that, if the Board of Directors of any Underlying Price Fund determines that such Underlying Fund's share of the aggregate expenses of Spectrum Fund is less than the estimated savings to the Underlying Price Fund from the operation of Spectrum Fund, the Underlying Price Fund will bear those expenses in proportion to the average daily value of its shares owned by Spectrum Fund, provided further that no Underlying Price Fund will bear such expenses in excess of the estimated savings to it. Such savings are expected to result primarily from the elimination of numerous separate shareholder accounts which are or would have been invested directly in the Underlying Price Funds and the resulting reduction in shareholder servicing costs. Although such cost savings are not certain, the estimated savings to the Underlying Price Funds generated by the operation of Spectrum Fund are expected to be sufficient to offset most, if not all, of the expenses incurred by Spectrum Fund.

   Management Related Services
   As noted above, the Management Agreement spells out the expenses to be paid by the fund. In addition to the Management Fee, the fund pays for the following: shareholder service expenses; custodial, accounting, legal, and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and director fees and expenses.

   T. Rowe Price Services, Inc., a wholly owned subsidiary of T. Rowe Price, acts as the fund's transfer and dividend disbursing agent and provides shareholder and administrative services. Services for certain types of retirement plans are provided by T. Rowe Price Retirement Plan Services, Inc., also a wholly owned subsidiary. The address for each is 100 East Pratt St., Baltimore, MD 21202. Additionally, T. Rowe Price, under a separate agreement with the funds, provides accounting services to the funds.

   The funds paid the expenses shown in the following table for the fiscal year ended December 31, 1999, to T. Rowe Price and its affiliates.

                         Transfer Agent and    Retirement     Accounting
         Fund           Shareholder Services  Subaccounting    Services
         ----           --------------------    Services       --------
                                                --------
Global Bond                  $   84,000          $ 6,000       $106,000
International Bond            1,201,000           62,000        135,000
Emerging Markets Bond           361,000            2,000        108,000

 SERVICES BY OUTSIDE PARTIES
 -------------------------------------------------------------------------------
   The shares of some fund shareholders are held in omnibus accounts maintained by various third parties, including retirement plan sponsors, insurance companies, banks and broker-dealers. The fund has adopted an administrative fee payment ("AFP") program that authorizes the fund to make payments to these third parties. The payments are made for transfer agent, recordkeeping and other administrative services provided by, or on behalf of, the third parties with respect to such shareholders and the omnibus accounts. Under the AFP program, the funds paid the amounts set forth below to various third parties in 1999.

International Bond Fund     $266.12



   The Advisor Class has adopted an Advisor Class administrative fee payment program ("Advisor Class AFP") under which various intermediaries, including intermediaries receiving 12b-1 payments, may receive payments from the Advisor Class in addition to 12b-1 fees for providing various recordkeeping and transfer agent type services to the Advisor classes and/or shareholders thereof. These services include: mailings of fund prospectuses, reports, notices, proxies, and other materials to shareholders; transmission of net purchase and redemption orders; maintenance of separate records for shareholders reflecting purchases, redemptions, and share balances; mailing of shareholder confirmations and periodic statements; and telephone services in connection with the above.



 DISTRIBUTOR FOR THE FUNDS
 -------------------------------------------------------------------------------
   Investment Services, a Maryland corporation formed in 1980 as a wholly owned subsidiary of T. Rowe Price, serves as the fund's distributor. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The offering of the fund's shares is continuous.

   Investment Services is located at the same address as the fund and T. Rowe Price-100 East Pratt Street, Baltimore, Maryland 21202.

   Investment Services serves as distributor to the fund pursuant to an Underwriting Agreement ("Underwriting Agreement"), which provides that the fund will pay all fees and expenses in connection with: necessary state filings; preparing, setting in type, printing, and mailing its prospectuses and reports to shareholders; and issuing its shares, including expenses of confirming purchase orders.

   The Underwriting Agreement provides that Investment Services will pay all fees and expenses in connection with: printing and distributing prospectuses and reports for use in offering and selling fund shares; preparing, setting in type, printing, and mailing all sales literature and advertising; Investment Services' federal and state registrations as a broker-dealer; and offering and selling shares, except for those fees and expenses specifically assumed by the fund. Investment Services' expenses are paid by T. Rowe Price.

   Investment Services acts as the agent of the fund in connection with the sale of its shares in the various states in which Investment Services is qualified as a broker-dealer. Under the Underwriting Agreement, Investment Services accepts orders for fund shares at net asset value. No sales charges are paid by investors or the fund.

   International Bond Fund-Advisor Class


                   Distribution and Shareholder Services Plan

   The fund Directors adopted a Plan pursuant to Rule 12b-1 on February 9, 2000 with respect to each Advisor Class. Each Plan provides that the Advisor Class may compensate Investment Services or such other persons as the fund or Investment Services designates, to finance any or all of the distribution, shareholder servicing, maintenance of shareholder accounts, and/or other administrative services with respect to Advisor Class shares. It is expected that most, if not all, payments under the Plan will be made (either directly, or indirectly through Investment Services) to brokers, dealers, banks, insurance companies, and intermediaries other than

   Investment Services. Under the Plan, each Advisor Class pays a fee at the annual rate of up to 0.25% of that class's average daily net assets. Normally, the full amount of the fee is paid to the intermediary on shares sold through that intermediary. However, a lesser amount may be paid based on the level of services provided. Intermediaries may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing of the Advisor Class, as well as for a wide variety of other purposes associated with supporting, distributing, and servicing the Advisor Class shares. The amount of fees paid by an Advisor Class during any year may be more or less than the cost of distribution and other services provided to the Advisor Class and its investors. NASD rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with these rules.

   The Plan requires that Investment Services provide, or cause to be provided, to the fund Directors for their review a quarterly written report identifying the amounts expended by each Advisor Class and the purposes for which such expenditures were made.

   Prior to approving the Plan, the fund considered various factors relating to the implementation of the Plan and determined that there is a reasonable likelihood that the Plan will benefit each fund, its Advisor Class and the Advisor Class's shareholders. The fund Directors noted that to the extent the Plan allows a fund to sell Advisor Class shares in markets to which it would not otherwise have access, the Plan may result in additional sales of fund shares. This may enable a fund to achieve economies of scale that could reduce expenses. In addition, certain ongoing shareholder services may be provided more effectively by intermediaries with which shareholders have an existing relationship.

   The Plan continues until March 31, 2001. The Plan is renewable thereafter from year to year with respect to each fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the fund Directors and (2) by a vote of the majority of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such approval. The Plan may not be amended to increase materially the amount of fees paid by any Advisor Class thereunder unless such amendment is approved by a majority vote of the outstanding shares of such Advisor Class and by the fund Directors in the manner prescribed by Rule 12b-1 under the 1940 Act. The Plan is terminable with respect to an Advisor Class at any time by a vote of a majority of the Rule 12b-1 Directors or by a majority vote of the outstanding shares in the Advisor Class.



 CUSTODIAN
 -------------------------------------------------------------------------------
   State Street Bank and Trust Company is the custodian for the fund's U.S. securities and cash, but it does not participate in the fund's investment decisions. Portfolio securities purchased in the U.S. are maintained in the custody of the Bank and may be entered into the Federal Reserve Book Entry System, or the security depository system of the Depository Trust Corporation. State Street Bank's main office is at 225 Franklin Street, Boston, Massachusetts 02110.

   The fund has entered into a Custodian Agreement with The Chase Manhattan Bank, N.A., London, pursuant to which portfolio securities which are purchased outside the United States are maintained in the custody of various foreign branches of The Chase Manhattan Bank and such other custodians, including foreign banks and foreign securities depositories as are approved in accordance with regulations under the 1940 Act. The address for The Chase Manhattan Bank, N.A., London is Woolgate House, Coleman Street, London, EC2P 2HD, England.



 CODE OF ETHICS
 -------------------------------------------------------------------------------
   The fund's investment adviser (Price-Fleming) has a written Code of Ethics which requires all Access Persons to obtain prior clearance before engaging in personal securities transactions. Transactions must be executed within three business days of their clearance. In addition, all employees must report their personal securities transactions within 10 days after the end of the calendar quarter. Access Persons will not be permitted to effect transactions in a security: if there are pending client orders in the security; the security has been purchased or sold by a client within seven calendar days; the security is being considered for purchase for a client; or the security is subject to internal trading restrictions. In addition, Access Persons are prohibited from profiting from short-term trading (e.g., purchases and sales involving the same security within 60 days). Any person becoming an Access Person must file a statement of personal securities holdings within 10 days of this date. All Access Persons are required to file an annual statement with respect to their personal securities holdings. Any material violation of the Code of Ethics is reported to the Board of the fund. The Board also reviews the administration of the Code of Ethics on an annual basis.



 PORTFOLIO TRANSACTIONS
 -------------------------------------------------------------------------------
   Investment or Brokerage Discretion
   Decisions with respect to the purchase and sale of portfolio securities on behalf of the fund are made by Price-Fleming. Price-Fleming is also responsible for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business. The fund's purchases and sales of portfolio securities are normally done on a principal basis and do not involve the payment of a commission although they may involve the designation of selling concessions. That part of the discussion below relating solely to brokerage commissions would not normally apply to the fund. However, it is included because Price-Fleming does manage a significant number of common stock portfolios which do engage in agency transactions and pay commissions and because some research and services resulting from the payment of such commissions may benefit the fund.


                      How Brokers and Dealers Are Selected

   Equity Securities
   In purchasing and selling equity securities, it is Price-Fleming's policy to obtain quality execution at the most favorable prices through responsible brokers and dealers and at competitive commission rates where such rates are negotiable. However, under certain conditions, the fund may pay higher brokerage commissions in return for brokerage and research services. As a general practice, over-the-counter orders are executed with market-makers. In selecting among market-makers, Price-Fleming generally seeks to select those it believes to be actively and effectively trading the security being purchased or sold. In selecting broker-dealers to execute the fund's portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, their expertise in particular markets and brokerage and research services provided by them. It is not the policy of Price-Fleming to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

   Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the United States. However, an increasing number of overseas stock markets have adopted a system of negotiated rates, although a number of markets continue to be subject to an established schedule of minimum commission rates. It is expected that equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount.

   Fixed Income Securities
   For fixed income securities, it is expected that purchases and sales will ordinarily be transacted with the issuer, the issuer's underwriter, or with a primary market maker acting as principal on a net basis, with no brokerage commission being paid by the fund. However, the price of the securities generally includes compensation which is not disclosed separately. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices.

   With respect to equity and fixed income securities, Price-Fleming may effect principal transactions on behalf of the funds with a broker or dealer who furnishes brokerage and/or research services benefitting such clients, designate any such broker or dealer to receive selling concessions, discounts, or other allowances, or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. Price-Fleming may receive research services in connection with brokerage transactions, including designations in fixed price offerings.

   Price-Fleming may cause a fund to pay a broker-dealer who furnishes brokerage and/or research services a commission for executing a transaction that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services which have been provided. In some cases, research services are generated by third parties but are provided to Price-Fleming by or through broker-dealers.


       Descriptions of Research Services Received From Brokers and Dealers

   Price-Fleming receives a wide range of research services from brokers and dealers covering investment opportunities throughout the world, including information on the economies, industries, groups of securities, individual companies, statistics, political developments, technical market action, pricing and appraisal services, and performance analyses of all the countries in which a fund's portfolio is likely to be invested. Price-Fleming cannot readily determine the extent to which commissions charged by brokers reflect the value of their research services, but brokers occasionally suggest a level of business they would like to receive in return for the brokerage and research services they provide. To the extent that research services of value are provided by brokers, Price-Fleming is relieved of expenses which it might otherwise bear. In some cases, research services are generated by third parties but are provided to Price-Fleming by or through brokers.


              Commissions to Brokers Who Furnish Research Services

   Certain brokers-dealers that provide quality execution services also furnish research services to Price-Fleming. Price-Fleming has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause its clients to pay a broker which furnishes brokerage or research services a higher commission than that which might be charged by another broker which does not furnish brokerage or research services, or which furnishes brokerage or research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the brokerage and research services provided by the broker, viewed in terms of either that particular transaction or the overall responsibilities of the adviser with respect to the accounts as to which it exercises investment discretion. Accordingly, Price-Fleming may assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker.


                                  Miscellaneous

   Research services furnished by brokers through which Price-Fleming effects securities transactions may be used in servicing all accounts managed by Price-Fleming. Conversely, research services received from brokers which execute transactions for a particular fund will not necessarily be used by Price-Fleming exclusively in connection with the management of that fund.

   Some of Price-Fleming's other clients have investment objectives and programs similar to those of the fund. Price-Fleming may make recommendations to other clients which result in their purchasing or selling securities simultaneously with the fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is Price-Fleming's policy not to favor one client over another in making recommendations or in placing orders. Price-Fleming may follow the practice of grouping orders of various clients for execution which generally results in lower commission rates being attained. In certain cases, where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price paid or received with respect to the total order. Price-Fleming has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients (including the T. Rowe Price funds) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.

   At the present time, T. Rowe Price does not recapture commissions or underwriting discounts or selling group concessions in connection with taxable securities acquired in underwritten offerings. T. Rowe Price does, however, attempt to negotiate elimination of all or a portion of the selling group concession or underwriting discount when purchasing tax-exempt municipal securities on behalf of its clients in underwritten offerings.

   None of the funds allocates business to any broker-dealer on the basis of its sales of the fund's shares. However, this does not mean that broker-dealers who purchase fund shares for their clients will not receive business from the fund.


                  Transactions With Related Brokers and Dealers

   As provided in the Investment Management Agreement between the fund and Price-Fleming, Price-Fleming is responsible not only for making decisions with respect to the purchase and sale of the fund's portfolio securities, but also for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business. It is expected that, from time to time, Price-Fleming may place orders for the fund's portfolio transactions with broker-dealer affiliates of Robert Fleming Holdings Limited ("RF"), an affiliate of Price-Fleming. RF, through Copthall Overseas Limited, a wholly owned subsidiary, owns 25% of the common stock of Price-Fleming. Fifty percent of the common stock of Price-Fleming is owned by TRP Finance, Inc., a wholly owned subsidiary of T. Rowe Price, and the remaining 25% is owned by Jardine Fleming International Holdings Limited, a wholly owned subsidiary of Jardine Fleming Group Limited ("JF"). JF is owned by RF. The affiliates through whose trading desks such orders may be placed include Fleming Investment Management Limited ("FIM"). FIM is a wholly owned subsidiary of RF. These trading desks operate under strict instructions from the fund's portfolio manager as to quantity, price, and broker or dealer designated to execute the transactions. Neither RF, JF, nor their affiliates will receive any commission, fee, or other remuneration specifically for the use of their trading desks, although orders for a fund's portfolio transactions may be placed with affiliates of RF and JF who may receive a commission for the trade.

   The Board of Directors of the funds has authorized Price-Fleming to utilize certain affiliates of RF and JF in the capacity of broker in connection with the execution of each fund's portfolio transactions, provided that Price-Fleming believes that doing so will result in an economic advantage (in the form of lower execution costs or otherwise) being obtained for each fund.

   The above-referenced authorization was made in accordance with Section 17(e) of the 1940 Act and Rule 17e-1 thereunder which require the funds' independent Directors to approve the procedures under which brokerage allocation to affiliates is to be made and to monitor such allocations on a continuing basis. It is not expected that any portion of the commissions, fees, brokerage, or similar payments received by the affiliates of RF in such transactions will be recaptured by the fund.


                                      Other

   The funds engaged in portfolio transactions involving broker-dealers in the following amounts for the fiscal years ended December 31, 1999, 1998, and 1997 are:

         Fund                1999            1998             1997
         ----                ----            ----             ----
Global Bond             $   91,501,000  $  114,352,000   $  375,060,000
International Bond       1,576,621,000   2,088,214,000    4,630,176,000
Emerging Markets Bond      163,038,000     273,162,000      535,192,000


   The entire amount (in the table above) for each year represented principal transactions as to which the fund has no knowledge of the profits or losses realized by the respective broker-dealers. Of all such portfolio transactions, 0% were placed with firms which provided research, statistical, or other services to Price-Fleming in connection with the management of the funds, or in some cases, to the funds.

   The portfolio turnover rates for the fund (if applicable) for the fiscal years ended December 31, 1999, 1998, and 1997 were:

                      Fund                             1999            1998             1997
                      ----                             ----            ----             ----
Global Bond                                            123.1%          136.2%           153.2%
International Bond                                      94.9           128.9            155.9
Emerging Markets Bond                                   54.0            78.4             87.6




 PRICING OF SECURITIES
 -------------------------------------------------------------------------------
   Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at their amortized cost in local currency which, when combined with accrued interest, approximates fair value.

   Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. In the absence of a last sale price, purchased and written options are valued at the mean of the latest bid and asked prices, respectively.

   For the purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

   Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

   Trading in the portfolio securities of each fund may take place in various foreign markets on certain days (such as Saturday) when the funds are not open for business and do not calculate their net asset values. In addition, trading in a fund's portfolio securities may not occur on days when the fund is open.



 NET ASSET VALUE PER SHARE
 -------------------------------------------------------------------------------
   The purchase and redemption price of the fund's shares is equal to the fund's net asset value per share or share price. The fund determines its net asset value per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of the fund is normally calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open for trading. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Holiday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

   Determination of net asset value (and the offering, sale redemption and repurchase of shares) for the fund may be suspended at times (a) during which the NYSE is closed, other than customary weekend and holiday closings, (b) during which trading on the NYSE is restricted, (c) during which an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund fairly to determine the value of its net assets, or (d) during which a governmental body having jurisdiction over the fund may by order permit such a suspension for the protection of the fund's shareholders; provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c), or (d) exist.

 DIVIDENDS AND DISTRIBUTIONS
 -------------------------------------------------------------------------------
   Unless you elect otherwise, dividends and capital gain distributions, if any, will be reinvested on the reinvestment date using the NAV per share of that date. The reinvestment date normally precedes the payment date by one day, although the exact timing is subject to change and can be as great as 10 days.



 TAX STATUS
 -------------------------------------------------------------------------------
   The fund intends to qualify as a "regulated investment company" under Subchapter M of the Code.

   Dividends and distributions paid by the fund are not eligible for the dividends-received deduction for corporate shareholders, if as expected, none of the fund's income consists of dividends paid by United States corporations. Capital gain distributions paid from this fund are never eligible for this deduction. For tax purposes, it does not make any difference whether dividends and capital gain distributions are paid in cash or in additional shares. The fund must declare dividends by December 31 of each year equal to at least 98% of ordinary income (as of December 31) and capital gains (as of October 31) in order to avoid a federal excise tax and distribute within 12 months 100% of ordinary income and capital gains as of December 31 to avoid federal income tax.

   At the time of your purchase, the fund's net asset value may reflect undistributed income, capital gains or net unrealized appreciation of securities held by the fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable either as dividends or capital gain distributions. For federal income tax purposes, the fund is permitted to carry forward its net realized capital losses, if any, for eight years and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute such gains.

   Income received by the fund from sources within various foreign countries may be subject to foreign income taxes withheld at the source. Under the Code, if more than 50% of the value of the fund's total assets at the close of its taxable year comprise securities issued by foreign corporations or governments, the fund may file an election with the Internal Revenue Service to "pass through" to the fund's shareholders the amount of any foreign income taxes paid by the fund. Pursuant to this election, shareholders will be required to: (1) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the fund; (2) treat their pro rata share of foreign taxes as paid by them; and (3) either deduct their pro rata share of foreign taxes in computing their taxable income, or use it as a foreign tax credit against U.S. income taxes (but not both). No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

   The fund intends to meet the requirements of the Code to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that a fund will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of the fund, if the fund will "pass through" foreign taxes paid for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (1) the foreign taxes paid, and (2) the fund's gross income from foreign sources. Of course, shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits.

   If, in any taxable year, the fund should not qualify as a regulated investment company under the Code: (1) the fund would be taxed at normal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to shareholders; (2) the fund's distributions to the extent made out of the fund's current or accumulated earnings and profits would be taxable to shareholders as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends), and the fund may qualify for the 70% deduction for dividends received by corporations; and (3) foreign tax credits would not "pass through" to shareholders.

                        Taxation of Foreign Shareholders

   The Code provides that dividends from net income (which are deemed to include for this purpose each shareholder's pro rata share of foreign taxes paid by the fund--see discussion of "pass through" of the foreign tax credit to U.S. shareholders), will be subject to U.S. tax. For shareholders who are not engaged in a business in the U.S., this tax would be imposed at the rate of 30% upon the gross amount of the dividends in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation. Distributions of net long-term capital gains realized by the fund are not subject to tax unless the foreign shareholder is a nonresident alien individual who was physically present in the U.S. during the tax year for more than 182 days.


                      Passive Foreign Investment Companies

   The fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the trust's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the fund held its investment. In addition, the fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

   To avoid such tax and interest, the fund intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income. The fund will be required to distribute any resulting income even though it has not sold the security and received cash to pay such distributions.


                        Foreign Currency Gains and Losses

   Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations, are taxable as ordinary income. If the net effect of these transactions is a gain, the ordinary income dividend paid by the fund will be increased. If the result is a loss, the income dividend paid by the fund will be decreased, or to the extent such dividend has already been paid, it may be classified as a return of capital. Adjustments to reflect these gains and losses will be made at the end of the fund's taxable year.



 INVESTMENT PERFORMANCE
 -------------------------------------------------------------------------------

                            Total Return Performance

   The fund's calculation of total return performance includes the reinvestment of all capital gain distributions and income dividends for the period or periods indicated, without regard to tax consequences to a shareholder in the fund. Total return is calculated as the percentage change between the beginning value of a static account in the fund and the ending value of that account measured by the then current net asset value, including all shares acquired through reinvestment of income and capital gain dividends. The results shown are historical and should not be considered indicative of the future performance of the fund. Each average annual compound rate of return is derived from the cumulative performance of the fund over the time period specified. The annual compound rate of return for the fund over any other period of time will vary from the average.

                 Cumulative Performance Percentage Change
                         1 Yr.     5 Yrs.   10 Yrs.    % Since    Inception
         Fund            -----     ------   -------    -------    ---------
         ----            Ended     Ended     Ended    Inception     Date
                         -----     -----     -----    ---------     ----
                        12/31/99  12/31/99  12/31/99  12/31/99
                        --------  --------  --------  --------
Global Bond              -6.69%    33.64%    --         65.50%    12/31/90
International Bond       -7.86     32.27    117.98%    173.71     09/10/86
Emerging Markets Bond    22.97     90.13     --         90.13     12/30/94
----------------------------------------------------------------------------



                 Average Annual Compound Rates of Return
                         1 Yr.     5 Yrs.   10 Yrs.    % Since    Inception
         Fund            -----     ------   -------    -------    ---------
         ----            Ended     Ended     Ended    Inception     Date
                         -----     -----     -----    ---------     ----
                        12/31/99  12/31/99  12/31/99  12/31/99
                        --------  --------  --------  --------
Global Bond              -6.69%     5.97%    --         5.76%     12/31/90
International Bond       -7.86      5.75     8.10%      7.86      09/10/86
Emerging Markets Bond    22.97     13.71     --        13.71      12/30/94
----------------------------------------------------------------------------




                         Outside Sources of Information

   From time to time, in reports and promotional literature: (1) the fund's total return performance, ranking, or any other measure of the fund's performance may be compared to any one or combination of the following: (a) a broad-based index; (b) other groups of mutual funds, including T. Rowe Price funds, tracked by independent research firms ranking entities, or financial publications; (c) indices of securities comparable to those in which the fund invests; (2) the Consumer Price Index (or any other measure for inflation, government statistics, such as GNP may be used to illustrate investment attributes of the fund or the general economic, business, investment, or financial environment in which the fund operates; (3) various financial, economic, and market statistics developed by brokers, dealers, and other persons may be used to illustrate aspects of the fund's performance; (4) the effect of tax-deferred compounding on the fund's investment returns, or on returns in general in both qualified and nonqualified retirement plans or any other tax advantage product, may be illustrated by graphs, charts, etc.; and
   (5) the sectors or industries in which the fund invests may be compared to relevant indices or surveys in order to evaluate the fund's historical performance or current or potential value with respect to the particular industry or sector.


                               Other Publications

   From time to time, in newsletters and other publications issued by Investment Services, T. Rowe Price mutual fund portfolio managers may discuss economic, financial, and political developments in the U.S. and abroad and how these conditions have affected or may affect securities prices or the fund; individual securities within the fund's portfolio; and their philosophy regarding the selection of individual stocks, including why specific stocks have been added, removed, or excluded from the fund's portfolio.


                           Other Features and Benefits

   The fund is a member of the T. Rowe Price family of funds and may help investors achieve various long-term investment goals, which include, but are not limited to, investing money for retirement, saving for a down payment on a home, or paying college costs. To explain how the fund could be used to assist investors in planning for these goals and to illustrate basic principles of investing, various worksheets and guides prepared by T. Rowe Price and/or Investment Services may be made available.


                       No-Load Versus Load and 12b-1 Funds

   Many mutual funds charge sales fees to investors or use fund assets to finance distribution activities. These fees are in addition to the normal advisory fees and expenses charged by all mutual funds. There are several types of fees charged which vary in magnitude and which may often be used in combination. A sales charge (or "load") can be charged at the time the fund is purchased (front-end load) or at the time of redemption (back-end load). Front-end loads are charged on the total amount invested. Back-end loads or "redemption fees" are charged either on the amount originally invested or on the amount redeemed. 12b-1 plans allow for the payment of marketing and sales expenses from fund assets. These expenses are usually computed daily as a fixed percentage of assets.

   The T. Rowe Price funds, including the Advisor Classes, are considered to be "no-load" funds. They impose no front-end or back-end sales loads. However, the Advisor Classes do charge 12b-1 fees. Under applicable National Association of Securities Dealers Regulation, Inc. ("NASDR") regulations, mutual funds that have no front-end or deferred sales charges and whose total asset-based charges for sales-related expenses and/or service fees (as defined by NASDR) do not exceed 0.25% of average net assets per year may be referred to as no-load funds.


                               Redemptions in Kind

   The fund has filed a notice of election under Rule 18f-1 of the 1940 Act. This permits the fund to effect redemptions in kind as set forth in its prospectus.

   In the unlikely event a shareholder were to receive an in kind redemption of portfolio securities of the fund, it would be the responsibility of the shareholder to dispose of the securities. The shareholder would be at risk that the value of the securities would decline prior to their sale, that it would be difficult to sell the securities and that brokerage fees could be incurred.


                     Issuance of Fund Shares for Securities

   Transactions involving issuance of fund shares for securities or assets other than cash will be limited to (1) bona fide reorganizations; (2) statutory mergers; or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the fund; (b) are acquired for investment and not for resale except in accordance with applicable law; (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market; and (d) are not illiquid.



 YIELD INFORMATION
 -------------------------------------------------------------------------------
   In conformity with regulations of the SEC, an income factor is calculated for each security in the portfolio, based upon the security's market value at the beginning of the period and expected yield-to-maturity. The income factors are then totaled for all securities in the portfolio. Next, expenses of the fund for the period, net of expected reimbursements, are deducted from the income to arrive at net income, which is then converted to a per-share amount by dividing net income by the average number of shares outstanding during the period. The net income per share is divided by the net asset value on the last day of the period to produce a monthly yield which is then annualized. Quoted yield factors are for comparison purposes only, and are not intended to indicate future performance or forecast the dividend per share of the fund.

   Global Bond Fund

   The fund's yield calculated as set forth above for the month ended December 31, 1999, was 4.52%.

   International Bond Fund

   The fund's yield calculated as set forth above for the month ended December 31, 1999, was 4.26%.

   Emerging Markets Bond Fund

   The fund's yield calculated as set forth above for the month ended December 31, 1999, was 10.57%.

 CAPITAL STOCK
 -------------------------------------------------------------------------------
   The T. Rowe Price International Funds, Inc. (the "Corporation") is a Maryland corporation. The Corporation is registered with the SEC under the 1940 Act as a diversified, open-end investment company, commonly known as a "mutual fund."

   Currently, the Corporation consists of the following 13 series, each representing a separate class of shares and having different objectives and investment policies. The 13 series are as follows: International Stock Fund, International Bond Fund, International Discovery Fund, European Stock Fund, New Asia Fund, Global Bond Fund, Japan Fund, Latin America Fund, Emerging Markets Bond Fund, Emerging Markets Stock Fund, Global Stock Fund, International Growth & Income Fund, and Emerging Europe & Mediterranean Fund. Effective May 1, 1998, the T. Rowe Price Global Government Bond Fund changed its name to the T. Rowe Price Global Bond Fund. (The equity funds are described in a separate Statement of Additional Information.) The Charter also provides that the Board of Directors may issue additional series of shares.

   The fund's Charter authorizes the Board of Directors to classify and reclassify any and all shares which are then unissued, including unissued shares of capital stock into any number of classes or series, each class or series consisting of such number of shares and having such designations, such powers, preferences, rights, qualifications, limitations, and restrictions, as shall be determined by the Board subject to the 1940 Act and other applicable law. The shares of any such additional classes or series might therefore differ from the shares of the present class and series of capital stock and from each other as to preferences, conversions or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption, subject to applicable law, and might thus be superior or inferior to the capital stock or to other classes or series in various characteristics. The Board of Directors may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the fund has authorized to issue without shareholder approval.

   Each share of each series has equal voting rights with every other share of every other series, and all shares of all series vote as a single group except where a separate vote of any class or series is required by the 1940 Act, the laws of the State of Maryland, the Corporation's Articles of Incorporation, the By-Laws of the Corporation, or as the Board of Directors may determine in its sole discretion. Where a separate vote is required with respect to one or more classes or series, then the shares of all other classes or series vote as a single class or series, provided that, as to any matter which does not affect the interest of a particular class or series, only the holders of shares of the one or more affected classes or series is entitled to vote. The preferences, rights, and other characteristics attaching to any series of shares, including the present series of capital stock, might be altered or eliminated, or the series might be combined with another series, by action approved by the vote of the holders of a majority of all the shares of all series entitled to be voted on the proposal, without any additional right to vote as a series by the holders of the capital stock or of another affected series.

   Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of directors (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. Except as set forth above, the directors shall continue to hold office and may appoint successor directors. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of the fund, in which event the holders of the remaining shares will be unable to elect any person as a director. As set forth in the By-Laws of the fund, a special meeting of shareholders of the fund shall be called by the Secretary of the fund on the written request of shareholders entitled to cast at least 10% of all the votes of the fund entitled to be cast at such meeting. Shareholders requesting such a meeting must pay to the fund the reasonably estimated costs of preparing and mailing the notice of the meeting. The fund, however, will otherwise assist the shareholders seeking to hold the special meeting in communicating to the other shareholders of the fund to the extent required by
   Section 16(c) of the 1940 Act.

 FEDERAL REGISTRATION OF SHARES
 -------------------------------------------------------------------------------
   The fund's shares are registered for sale under the 1933 Act. Registration of the fund's shares is not required under any state law, but the fund is required to make certain filings with and pay fees to the states in order to sell its shares in the states.



 LEGAL COUNSEL
 -------------------------------------------------------------------------------
   Swidler Berlin Shereff Friedman, LLP, whose address is The Chrysler Building, 405 Lexington Avenue, New York, New York 10174, is legal counsel to the fund.



 INDEPENDENT ACCOUNTANTS
 -------------------------------------------------------------------------------
   PricewaterhouseCoopers LLP, 250 West Pratt Street, 21st Floor, Baltimore, Maryland 21201, are the independent accountants to the funds.

   All Funds

   The financial statements of the funds for the year ended December 31, 1999, and the report of independent accountants are included in each fund's Annual Report for the year ended December 31, 1999. A copy of each Annual Report accompanies this Statement of Additional Information. The following financial statements and the report of independent accountants appearing in each Annual Report for the year ended December 31, 1999, are incorporated into this Statement of Additional Information by reference:

                          ANNUAL REPORT REFERENCES:
                                       GLOBAL      INTERNATIONAL   EMERGING
                                       BOND        BOND            MARKETS
                                       ----        ----            BOND
                                                                   ----
Financial Highlights                       14            15            16
Portfolio of Investments, December
31, 1999                                 17-23         25-32         34-39
Statement of Assets and Liabilities,
year ended December 31, 1999               24            33            40
Statement of Operations, year ended
December 31, 1999                          41            41            41
Statement of Changes in Net Assets,
years ended
December 31, 1999 and December 31,
1998                                       42            43            44
Notes to Financial Statements,
December 31, 1999                        45-50         45-50         45-50
Report of Independent Accountants          51            51            51





 RATINGS OF CORPORATE DEBT SECURITIES
 -------------------------------------------------------------------------------

                         Moody's Investors Service, Inc.

   Aaa-Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."

   Aa-Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally know as high-grade bonds.

   A-Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations.

   Baa-Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba-Bonds rated Ba are judged to have speculative elements: their futures cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

   B-Bonds rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa-Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca-Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

   C-Bonds rated C represent the lowest-rated, and have extremely poor prospects of attaining investment standing.


                          Standard & Poor's Corporation

   AAA-This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA-Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong.

   A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

   BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   BB, B, CCC, CC, C-Bonds rated BB, B, CCC, CC, and C are regarded on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   D-In default.


                                Fitch IBCA, Inc.

   AAA-High grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to slight market fluctuation other than through changes in the money rate. The prime feature of a "AAA" bond is the showing of earnings several times or many times interest requirements for such stability of applicable interest that safety is beyond reasonable question whenever changes occur in conditions. Other features may enter, such as wide margin of protection through collateral, security or direct lien on specific property.

   Sinking funds or voluntary reduction of debt by call or purchase or often factors, while guarantee or assumption by parties other than the original debtor may influence their rating.

   AA-Of safety virtually beyond question and readily salable. Their merits are not greatly unlike those of "AAA" class but a bond so rated may be junior though of strong lien, or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured, but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

   A-Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

   BBB-Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions ad circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

   BB, B, CCC, CC, and C are regarded on balance as predominantly speculative with respect to the issuer's capacity to repay interest and repay principal in accordance with the terms of the obligation for bond issues not in default. BB indicates the lowest degree of speculation and C the highest degree of speculation. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, and the current and prospective financial condition and operating performance of the issuer.